(LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS


                              N/I NUMERIC INVESTORS
                                 Micro Cap Fund

                              N/I NUMERIC INVESTORS
                                   Growth Fund

                              N/I NUMERIC INVESTORS
                               Growth & Value Fund

                              N/I NUMERIC INVESTORS
                              Larger Cap Value Fund

                                  Annual Report
                                 August 31, 1998

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND
                                ADVISER'S REPORT

September 30, 1998

Fellow Shareholder:

I am pleased to report the results of the N/I NUMERIC INVESTORS FAMILY OF FUNDS for the fiscal year ended August 31, 1998. In this report you will get our customary annual review which includes a detailed perspective on the most recent year, as well as insights into how we approach the investment of your portfolio and how we approach the business of investing generally. We hope that this report will shed some light on last year's performance. In addition, we like to take this opportunity each year to educate you and provide some professional guidance and practical advice about how you can best achieve your investment goals, whether it is through your investment with us, with other managers, or on your own.

MARKET AND ECONOMIC COMMENTARY

In stark contrast with the last few years, it was a disappointing finish to an otherwise mediocre year. Through June, things looked quite good, with all portfolios showing good gains since last August. Returns finally capitulated, however, diving 15% to 30% or so, depending on your choice of benchmark, over the course of the last two months, with most of the damage occurring in August. As you will see later in this report, few sectors of the economy were spared. The unsustainable "nirvana" of low inflation and high profit growth which persisted for much of the past few years has finally proven itself, well, unsustainable. We had been forecasting that either profit growth would have to slow measurably or inflation would have to worsen. Profits blinked first as weakening economies and currencies from the Far East, spreading to Russia and most recently to Latin America have begun to hurt the margins and growth prospects of U.S. firms, especially those with a larger international book of business. It is likely that the employment gains and resulting high consumer confidence that have propelled U.S. economic growth will start to weaken over the next year.

Corporate profit growth, which in recent years substantially exceeded the overall growth of the economy, as measured by Gross Domestic Product (GDP), has finally started to decelerate. The benefits of lower borrowing costs, lower tax rates related to more overseas business (which has beneficial tax rates), and write-downs of unproductive corporate assets, have worked their way through the income statement and now offer few additional opportunities for substantial improvement. We expect much more modest profit growth for the foreseeable future as worsening international economies close in on the U.S. and continue to drag down margins for domestic companies.

Inflation, at least as reflected in the Consumer Price Index (CPI), continues to be tame. Some other indicators such as wages and prices for services (as opposed to goods) suggest that the news is not as good as the oft-watched CPI suggests. However, for the time being it appears that improved productivity has allowed companies to sell more products and services with less relative labor input. Higher productivity, along with cheaper input prices and the heightened competition from U.S. Dollar-cheapened foreign goods, has reduced the pricing power of U.S. companies.

As of the end of September 1998, the inflation outlook continues to be quite benign as weakening economic conditions abroad, and to a certain extent in the U.S., should allow few opportunities for companies to raise prices. The economic collapse that began in Asia has reduced demand for many commodities, from soy beans to copper to livestock. Prices for these goods have dropped significantly over the past year. The price of oil, which is also down since last year, is one of the few commodities showing signs of a bottom, due largely to production cutbacks and lower inventories which have raised prices since this past spring.

Fears of deflation and the collapse of commodity prices have had a major impact on the share prices of commodity-based companies, including basic industries such as metals and papers, oil and gas producers and oil field service companies. These companies are generally thought to be somewhat defensive in down markets, but this past summer they provided no shelter from the market's storm. Weakening economies, currencies and political leadership around the globe have worsened the profit outlook for these companies. The profits of these companies have been hit harder than many thought possible, especially considering that other parts of the U.S. economy continue to grow so strongly.

Reflecting both low inflation and weakening profits, the yields on U.S. Treasury Securities have come down substantially over the past year. As shown below, yields have dropped from over 6.6% to below 5.3% at the long end of the curve, and from over 5.5% to under 4.9% on the one-year Bill. (The dates shown on this and subsequent graphics in this report use a typical computer convention of YYMM to reflect the year and month, respectively, of the data. Thus, 9808, though not Y2K compliant, nonetheless represents August 1998.) Whereas declining rates provided the fuel to power stocks to higher multiples for most of the past year, the dramatic drop in rates in August signaled the economic growth was likely to be lower going forward. The interest rate-driven rise in equity multiples succumbed to the fear that earnings would turn south.

              ----------------------------------------------------
                   Interest Rates on U.S. Treasury Securities
                            Percent Yield to Maturity
              ----------------------------------------------------

            Yield to Maturity (%)
            ---------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month-end YTM     1 Year    5 Year     30 Year
9708               5.56%    6.22%       6.61%
9709               5.44%    5.99%       6.40%
9710               5.35%    5.72%       6.15%
9711               5.53%    5.82%       6.04%
9712               5.48%    5.71%       5.92%
9801               5.26%    5.43%       5.87%
9802               5.41%    5.66%       6.02%
9803               5.38%    5.61%       5.93%
9804               5.38%    5.64%       5.95%
9805               5.39%    5.53%       5.78%
9806               5.37%    5.47%       5.63%
9807               5.35%     5.5%       5.71%
9808               4.85%    4.79%       5.26%

In addition to the rates themselves, the shape of the yield curve sometimes signals the direction of future economic growth. It is generally believed that when the yield curve flattens, that is when long rates drop relative to short rates (shown in the chart below dropping from 1.05% to 0.41%), the economy is poised to slow down. This would certainly seem to be the case now, based on the international economic crises, and the mounting evidence that U.S. profit growth is slowing. Federal Reserve Chairman Alan Greenspan has recently suggested that weak international economies will slow the growth of U.S. expansion and has reduced the Federal Funds rate by one-quarter of one percent, to 5.25%. This cautious move is the first clear indication of the Fed's concern about slower economic growth and confidence that inflation will remain tame. Despite the feeling that the Fed could have acted more boldly with a larger rate cut, the recent cut suggests a shift in policy that is likely to remain in place, with more rate cuts ahead, as the future of U.S. and international growth becomes clearer.

              ----------------------------------------------------
                        Slope of US Treasury Yield Curve
                 Yield to Maturity of 30 Yr Bond minus 1 Yr Bill
              ----------------------------------------------------



      Yield to Maturity difference (%)
      --------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month-end difference              1 Year
9708                               1.05%
9709                               0.96%
9710                               0.8%
9711                               0.51%
9712                               0.44%
9801                               0.61%
9802                               0.61%
9803                               0.55%
9804                               0.57%
9805                               0.39%
9806                               0.26%
9807                               0.36%
9808                               0.41%

Although we do not make macroeconomic forecasts (our portfolios are well diversified into most major sectors of the U.S. economy, and have economic exposures similar to their benchmarks), the economic landscape does influence the absolute returns of our portfolios. The chart below shows the cumulative monthly returns (price-only, dividends excluded) for the twelve months from August 31, 1997 for the equal-weighted stocks in four of the eight economic sectors into which we divide our 2,400 stock universe of investable names (the next chart shows the returns to the other four sectors). As is evident from the first chart, the consumer driven economy performed relatively better than the more commodity-like sectors. Global deflation, in lockstep with weakening currencies and economies has severely impacted the prices of economically-sensitive basic industry and energy stocks. Falling prices for basic commodities, oil, and natural gas has obviously had a major impact on these stocks.

              ----------------------------------------------------
                      Return to Numeric's Economic Sectors
               Cumulative Monthly Returns from 8/31/97 to 8/31/98
              ----------------------------------------------------

                   Cumulative Returns From 8/31/97(%)
                   ----------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month    Basic Industry      Consumer     Non-CyclicalConsumer   Cyclical Energy
9708             0                 0                0                      0
9709          3.05              7.41             6.87                   9.62
9710         -5.46              3.46              1.7                    9.2
9711         -6.55              5.13             2.25                  -0.45
9712         -8.36              6.93             3.56                  -2.09
9801         -7.84              8.04             2.45                    -12
9802         -2.84             19.07            10.98                  -7.41
9803          2.19             26.93            15.36                  -2.59
9804          4.82             27.26            14.07                   1.31
9805          -2.2             23.73             8.89                  -6.92
9806         -8.31             27.24              9.1                  -13.1
9807        -15.72             17.51             2.36                 -28.41
9808        -31.56             -7.06            -16.6                  -46.6

The other four economic sectors, shown below, reflect poor returns for technology and industrial stocks, both economically sensitive, while financial stocks and especially utility stocks held up very well. Both are more interest rate sensitive, reflecting the substantial drop in interest rates over the course of the past year. The two groups had virtually identical eleven-month performance until August when the bottom dropped out on the financial sector. Interestingly, these stocks took their biggest hit in August, just when interest rates saw their largest drop. This unexpected result is related to the huge trading losses incurred by most of the large banks and brokerage firms on positions in Russian and other emerging market securities.

              ----------------------------------------------------
                      Return to Numeric's Economic Sectors
               Cumulative Monthly Returns from 8/31/97 to 8/31/98
              ----------------------------------------------------


                   Cumulative Returns From 8/31/97(%)
                   ----------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Financial   Industrial  Technology   Utility
9708                0            0           0           0
9709             9.26         4.78        5.97        6.24
9710             7.51         0.3        -4.44        6.35
9711            10.44         0.21       -7.21       13.69
9712            18.14        -0.11      -10.88       21.27
9801            13.04        -0.92      -10.12       20.33
9802             22.3         7.99        0.51       25.19
9803             29.1        13.05        2.33       34.8
9804            31.81        13.96        5.45       30.46
9805            27.53         8.42       -5.87       26.02
9806            29.52         5.82       -3.46       29.75
9807            25.25        -2.09      -10.74       25.17
9808            -3.13       -21.7       -32.7        17.2

In terms of differential performance by market capitalization, larger stocks have continued to outperform smaller stocks by a significant margin. The S&P 500 index of large companies returned +8.1% in the twelve months ended August 31, 1998, compared with the -19.4% return of the smaller stock Russell 2000 Index, for a 27.5% advantage. This is a continuation of a trend started in 1994, from which time the total return of the S&P 500 has outperformed the Russell 2000 by +128.3% to +39.7% (see chart below), which translates to an amazing +11.9% per year advantage for the big guys. This four-plus year string of larger stocks outperforming smaller is going to have a difficult time sustaining itself, given the strong tendency of "mean reversion" between the returns of the two indices. Also working in favor of the smaller stocks going forward is their relatively lower exposure to the U.S. dollar, which continues to be quite strong. We would not be surprised to see a reversal of fortunes in which smaller stocks start to outperform larger stocks. If it occurs, such outperformance by smaller companies would benefit all of our funds as they all have a smaller median capitalization than the S&P 500.

                     ----------------------------------------------------
                         Performance of Larger Versus Smaller Stocks
                                   S&P 500 vs. Russell 2000
                     ----------------------------------------------------


     Cumulative Returns (%) Since 12/31/93
     -------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RUSSELL 2000 INDEX     S&P 500 INDEX
JAN 94             3.13%               3.36%
FEB 94             2.76%               0.55%
MAR 94            -2.65%              -3.82%
APR 94            -2.08%              -2.57%
MAY 94            -3.18%              -0.99%
JUN 94            -6.44%              -3.44%
JUL 94            -4.91%              -0.25%
AUG 94             0.39%               3.81%
SEP 94             0.04%               1.3%
OCT 94            -0.36%               3.64%
NOV 94            -4.39%              -0.16%
DEC 94            -1.83%               1.3%
JAN 95            -3.07%               3.93%
FEB 95             0.97%               7.96%
MAR 95             2.7%               11.16%
APR 95             4.98%              14.44%
MAY 95             6.79%              18.97%
JUN 95            12.33%              21.76%
JUL 95             18.8%              25.85%
AUG 95            21.25%              26.19%
SEP 95            23.42%              31.49%
OCT 95            17.9%               31.02%
NOV 95            22.85%              36.79%
DEC 95            26.09%              39.32%
JAN 96            25.96%              44.1%
FEB 96            29.89%              45.49%
MAR 96            32.53%              46.92%
APR 96            39.62%              49.11%
MAY 96            45.12%              52.95%
JUN 96            39.16%              53.58%
JUL 96            27%                 46.75%
AUG 96            34.38%              49.89%
SEP 96            39.63%              58.33%
OCT 96            37.48%              62.74%
NOV 96            43.14%              75.13%
DEC 96            46.9%               71.71%
JAN 97            49.83%              82.39%
FEB 97            46.2%               83.87%
MAR 97            39.3 %              76.22%
APR 97            39.69%              86.69%
MAY 97            55.23%              98.13%
JUN 97            61.88%             106.95%
JUL 97            69.41%             123.55%
AUG 97            73.29%             111.19%
SEP 97            85.97%             122.7%
OCT 97            77.8%              115.35%
NOV 97            76.65%             125.21%
DEC 97            79.74%             129.04%
JAN 98            76.91%             131.63%
FEB 98            89.99%             148.28%
MAR 98            97.82%             160.99%
APR 98            98.92%             163.73%
MAY 98            88.2%              159.12%
JUN 98            88.6%              169.67%
JUL 98            73.33%             166.73%
AUG 98            39.7%              128.3%


STOCK SELECTION MODELS

Recall that we identify attractive stocks for your portfolio using the "opinions" of two different and complementary stock selection models, our Estrend(TRADE MARK) model and our Fair Value model. Estrend(TRADE MARK) identifies stocks that have experienced recent positive earnings news such as an earnings announcement which was higher than consensus expectations or an earnings forecast revision by some of the analysts on Wall Street (Numeric employs no conventional analysts; our models rely on the consensus of Wall Street opinion). The model is designed to earn excess returns from the behavioral tendency of the market and Wall Street security analysts to underreact to such good news. This means that stocks that have experienced good news such as a positive analyst earnings forecast or an upward revision to an analyst's earnings forecast, will demonstrate a strong tendency to drift upward for a period of time following the release of the news. Our models identify these investment opportunities quickly, and we purchase the stocks with the best of these characteristics for your portfolio.

Our Fair Value model looks at stocks quite differently from Estrend(TRADE MARK). Fair Value seeks to identify stocks which have lower market prices than appropriate given their earnings power, quality of earnings, balance sheet strength, growth potential and risk. The market might overreact to bad news about these companies due to an irrational fear of its impact on the company. Holders of these stocks would rather sell their shares at these low levels than wait for a recovery because they don't want to show their "mistakes" in their portfolios. Such a mentality is common among undisciplined investors, causing undue selling pressure on these stocks. Our Fair Value model avoids these emotional entanglements and identifies stocks that have had their market prices pushed away from their "equilibrium" or "fair" values, profiting when the market becomes more rational and recognizes the buying opportunity created by those investors rushing for the exits.

These two models are important for their selections of individual stocks. What is also important, however, is how well they perform at different periods of time, specifically, how well one model performs when the other might be faltering. This interaction between the two models is best demonstrated in a graph, shown below, which plots the monthly performance of the two models.

              ----------------------------------------------------
                      Performance of Numeric's Stock Models
                       Monthly Returns - 9601 through 9808
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Fair Value Performance%     Estrend(TRADE MARK) Performance (%)
9601             0.10                            0.99
9602             1.02                            2.05
9603             0.17                            1.00
9604             1.46                            0.91
9605             1.26                           -0.09
9606             2.32                            0.64
9607             2.02                            1.98
9608             0.23                            0.96
9609             4.12                           -0.18
9610             1.04                            2.09
9611            -1.12                            2.74
9612             1.43                            1.60
9701             0.28                            1.22
9702            -2.53                            1.65
9703             0.85                            0.36
9704             3.07                           -0.64
9705            -1.32                            2.67
9706             3.24                            0.50
9707             1.94                            1.34
9708             1.51                            1.01
9709             1.87                            1.69
9710             1.95                            2.34
9711             1.62                           -0.17
9712             1.42                           -0.72
9801            -1.36                            1.39
9802             0.61                            1.19
9803             2.3                             0.61
9804             0.34                            0.41
9805             1.19                            0.04
9806             6.2                            -1.97
9807             1.74                           -2.78
9808             1.14                           -2.87
9809             1.59                           -0.07

It is important to note that these data are simulated and do not include the transaction costs that would need to be incurred to implement the investment strategy. Also, the returns shown here are all market relative, meaning that when they are positive, the models are only beating the market, not providing necessarily a positive absolute return. Each one of the points on the graph represents one month's performance data, and its relative position horizontally and vertically gives the performance of the Estrend(TRADE MARK) and Fair Value model, respectively. For example, the furthest observation to the right shows that in that month (June 1998), the Estrend(TRADE MARK) model worked well, returning +6% relative to the market, while the value model performed poorly, returning -2%. Important is the fact that most of the observations are above the horizontal axis and right of the vertical axis. This means that each model is generally good at forecasting returns, delivering a positive outcome in most months. Also, the general shape of these monthly data is sloped from upper left to lower right, showing a powerful negative relationship between the two models. This means that when one model fails, the other tends to do a good job of picking up the slack. For these data points, there are no observations in the lower left quadrant, suggesting that over this period there were no months in which both models failed at the same time. Please do not assume they will never jointly fail; however, we do try to minimize the number of such instances.

RESEARCH INTO PORTFOLIO CONSTRUCTION

In constructing the portfolios for the four investment strategies, we pay close attention to the economic composition of the benchmarks for each fund and cause the portfolios to have a "look and feel" similar to these benchmarks. Historically, we allowed the Growth and the Micro Cap portfolios to make "bottom-up" sector "bets" that differ from their benchmarks by up to 10%, while constraining Growth & Value to a 5% difference and Larger Cap Value to a 2% difference, reflecting the amount of aggressiveness we felt investors were looking for. Recent research has shown that we can modestly lower the volatility of the smaller and mid-cap portfolios relative to their benchmarks, without a significant sacrifice of return, by further constraining these bets to within 3% of benchmark weight.

We also performed research which showed that we could increase the number of holdings in the portfolio, thereby reducing the average size of each position, to lower the cost of trading the smaller cap stocks owned by the Micro Cap and Growth portfolios. Recall that we pay close attention to the costs of trading the stocks for our portfolios and are painfully aware how much the cost of trading eats up the returns of our investment ideas. We have found that by reducing the average position size, there is a give-up to the "gross return" of our investment ideas, that is the return of these ideas before trading costs are incurred. However, this lower gross return is offset by a more-than-commensurate reduction in the cost of trading these stocks. The result is an increase in "net return" after trading costs are incurred.

Our research into transaction costs has also allowed us to explicitly incorporate into the expected returns of the stocks we evaluate the expected cost of trading them. This is important to improving your returns because of the large and direct impact trading costs have on the returns to a stock. Consider two stocks with excess returns of +5% per year in the case of stock A and +6% per year in the case of stock B. In the past, we would have preferred B to A, but if the cost of trading A is only 1% round-trip because it is so liquid and easy to trade, compared with 3% round-trip for less-liquid B, the net excess return to A is 4%, making it a better choice than B. The explicit accounting for such predictable trading costs will improve the net relative returns that we can deliver for your portfolio.

We will continue to evaluate the tradeoffs between gross return and transaction costs to position the portfolio to achieve the best return/risk structure.

PORTFOLIO RETURNS

GROWTH FUND

The Growth portfolio earned a return of -29.03% for the fiscal year ended August 31, 1998. Performance was disappointing on an absolute basis, and when compared to its benchmark, the Russell 2500 Growth Index (an unmanaged index of smaller and medium capitalization growth stocks), which returned -25.53% over the same period. Over the longer term and despite the disappointing recent year, the relative results of the fund are still quite good. Since inception on June 3, 1996, the fund has returned -3.59%, compared with the Russell 2500 Growth Index return of -15.66% over the same period.

Most of the fund's current investments are concentrated in the technology and consumer cyclical and non-cyclical stocks. These stocks, especially those with higher growth rates, have characteristics that suggest that the Estrend(TRADE
MARK) model is a better predictor of future returns. Estrend(TRADE MARK) is thus the model that has the greatest influence on our picks in this portfolio. As shown in the next chart, sector differences from the benchmark are modest, with the largest underweight in the industrial sector at -2.3%; the largest overweight in technology at +1.3%.

              ----------------------------------------------------
                         Economic Sector Diversification
                        N/I NUMERIC INVESTORS Growth Fund
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industry                    2.3%
Consumer Cyclical                19.7%
Consumer Non-Cyclical            21.5%
Energy                            2.3%
Financial                         6.9%
Industrial                       13.3%
Technology                       29.0%
Utility                           0.6%
Cash & Cash Equivalents           4.4%

              ----------------------------------------------------
              Sector Deviation of N/I NUMERIC INVESTORS Growth Fund Difference between Fund and Russell 2500 Growth Index
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Economic Sector       Difference from Benchmark (%)

Basic Industry                  -0.43%
Consumer Cyclical                1.14%
Consumer Non-Cyclical           -0.41%
Energy                          -0.86%
Financial                       -0.99%
Industrial                      -2.27%
Technology                       1.3%
Utility                         -1.88%


GROWTH & VALUE FUND

The Growth & Value portfolio returned -8.97% for the fiscal year ended August 31, 1998. The fund's return, while disappointing in absolute terms, compares favorably with its benchmark, the S&P MidCap 400 Index (an unmanaged index of medium capitalization stocks), which returned -9.37% over the same period. Longer term returns also continue to look quite strong; since inception on June 3, 1996, the fund has returned +30.76%, compared with the S&P MidCap 400 Index return of +20.83% over the same period.

This portfolio is very well diversified with no one sector accounting for more than 17% of the portfolio. Stock selection for this portfolio is influenced about equally by the Estrend(TRADE MARK) and the Fair Value models. Its largest overweight relative to its benchmark is in consumer cyclical stocks, and its largest underweight is in utilities. The most successful investments over the past year were made in technology, consumer cyclical and financial stocks.

              ----------------------------------------------------
                         Economic Sector Diversification
                    N/I NUMERIC INVESTORS Growth & Value Fund
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industry                    6.5%
Consumer Cyclical                12.8%
Consumer Non-Cyclical            15.6%
Energy                            5.4%
Financial                        13.5%
Industrial                       13.3%
Technology                       16.7%
Utility                          11.9%
Cash & Cash Equivalents           4.3%


              ----------------------------------------------------
          Sector Deviation of N/I NUMERIC INVESTORS Growth & Value Fund
                Difference between Fund and S&P MidCap 400 Index
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Economic Sector       Difference from Benchmark (%)

Basic Industry                   0.27%
Consumer Cyclical                1.61%
Consumer Non-Cyclical           -0.67%
Energy                           0.81%
Financial                       -0.35%
Industrial                      -1.92%
Technology                      -1.19%
Utility                         -2.86%

LARGER CAP VALUE FUND

The Larger Cap Value portfolio, started on December 9, 1997, returned -9.67% for its short first fiscal year ended August 31, 1998. These returns are poor on an absolute basis, and compared to its benchmark, the Russell 1000 Value Index, an unmanaged index of larger capitalization stocks with value characteristics, which returned -6.08% over the same period. As described below the poor returns this summer to "value" investment strategies generally has been the major source of underperformance.

Shown below are the sector exposures of Larger Cap Value. As you would expect, we continue to have our greatest exposure in financial and utility stocks. These stocks are most responsive to the Fair Value model, thus, we substantially de-emphasize the Estrend(TRADE MARK) model for this fund. The next chart shows that these sector exposures are all quite close to those of the benchmark portfolio, indicating comparable economic risk to that contained in our benchmark.

              ----------------------------------------------------
                         Economic Sector Diversification
                   N/I NUMERIC INVESTORS Larger Cap Value Fund
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industry                    5.4%
Consumer Cyclical                11.8%
Consumer Non-Cyclical             6.2%
Energy                           11.1%
Financial                        27.3%
Industrial                        8.2%
Technology                        5.6%
Utility                          19.4%
Cash & Cash Equivalents           5.0%

         ---------------------------------------------------------------
         Sector Deviation of N/I NUMERIC INVESTORS Larger Cap Value Fund
              Difference between Fund and Russell 1000 Value Index
         ---------------------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Economic Sector       Difference from Benchmark (%)

Basic Industry                  -0.4%
Consumer Cyclical               -0.23%
Consumer Non-Cyclical           -0.17%
Energy                          -1.21%
Financial                       -0.33%
Industrial                      -0.71%
Technology                      -0.79%
Utility                         -1.16%


MICRO CAP FUND

The Micro Cap portfolio returned -20.74% for the fiscal year ended August 31, 1998. These returns are poor on an absolute basis, but gratifying compared to its benchmark, the Russell 2000 Growth Index, an unmanaged index of smaller capitalization growth stocks, which returned -26.30% over the same period. Since its inception on June 3, 1996, the fund has returned +22.10%, comparing very favorably with the Russell 2000 Growth Index return of -21.96%.

Technology continues to dominate the fund, with secondary emphasis in consumer cyclical and non-cyclical names. In the past we have had good success finding successful companies in these areas, with the primary dependence on the Estrend(TRADE MARK) model, and have made most of our best investments over the past year in these areas. The next chart shows that the bets we are making relative to our benchmark are modest, and reflect the above-discussed effort to look a bit more like our benchmark.

              ----------------------------------------------------
                         Economic Sector Diversification
                      N/I NUMERIC INVESTORS Micro Cap Fund
              ----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          Percent of Portfolio
Basic Industry                    1.3%
Consumer Cyclical                20.6%
Consumer Non-Cyclical            18.3%
Energy                            1.9%
Financial                         8.4%
Industrial                       14.5%
Technology                       30.2%
Utility                           0.7%
Cash & Cash Equivalents           4.1%


            --------------------------------------------------------
            Sector Deviation of N/I NUMERIC INVESTORS Micro Cap Fund
              Difference between Fund and Russell 2000 Growth Index
            --------------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Economic Sector       Difference from Benchmark (%)

Basic Industry                  -1.03%
Consumer Cyclical                3.43%
Consumer Non-Cyclical           -0.3%
Energy                          -0.43%
Financial                       -3.35%
Industrial                      -2.54%
Technology                       2.46%
Utility                         -2.39%

PERFORMANCE ATTRIBUTION

Because the different portfolios are managed in a similar fashion using the same investment models (the main differences being sector composition and the size and growth character of stocks they are constrained to selecting), performance attribution can be generalized to all of them.

The funds' weak ABSOLUTE performance can be attributed to weakening profit growth and faltering stock prices across virtually the entire market, but especially in smaller cap stocks. This unpleasant turn of events is primarily attributed to dramatically worsening economic and political conditions in the Far East, Russia, and even in Latin America, specifically Brazil. These problems have negatively impacted returns for all portfolios, but particularly the Micro Cap and Growth portfolios. The heavy exposure to technology, consumer cyclical and generally smaller stocks hurt both of these portfolios. Growth & Value was hurt by a heavy exposure to technology and consumer non-cyclical stocks. Larger Cap Value was hurt by its heavy exposure to financial stocks and utility stocks. Both groups had risen significantly prior to our starting the fund in December. Financial stocks were especially hard hit in August.

As much as poor ABSOLUTE performance is frustrating, we feel greater pain in poor RELATIVE performance, which is more directly attributable to us. The weak relative performance of the Growth fund is attributed to difficulty early in the fiscal year implementing the investment ideas generated by our models. We found ourselves attempting too many large trades which pushed up the cost of transacting. This served to reduce realized returns. Since this spring, however, we have significantly improved our execution approach, resulting in a marked improvement in realized returns. Good relative performance in the Growth & Value and Micro Cap portfolios is largely attributed to our Estrend(TRADE MARK) model performing well through most of the last year, as well as ease of implementation allowed by the portfolios' small size. Larger Cap Value had been performing well until June, when the reward to "value" strategies disappeared. The poor returns to "value" over this period are related to market fears, perhaps well founded, that the international economic crises would have a very negative influence on the earnings of many U.S. companies. The prospect of such a large hit to earnings calls into question the level of support that a "cheap" value stock can provide. In these cases, cheap stocks can get cheaper, and "value" fails as an investment strategy. Only when the market becomes more optimistic about economic growth will value strategies reemerge as viable. A catalyst for such optimism can be an interest rate cut or more favorable economic statistics indicating better growth ahead.

We know that active managers must always accept some periods of disappointment, but that inevitability does not make these unpleasant periods any easier to take. The good that does come out of such bouts with poor returns is a redoubling of our research efforts to learn from our mistakes and improve our process.

As shown in the chart below, our Estrend(TRADE MARK) model generated positive stock selection insights in eleven of the last twelve months (in simulation, and excluding the costs of transacting), while Fair Value worked in seven of twelve. The models' complementary payoff patterns worked well during the past year as we experienced no months in which both models jointly failed to provide good investment insights. This does not mean they will never fail together -- in fact they will from time to time. But we explicitly try to limit the frequency of these joint failures in designing the models. Particularly noteworthy was the performance of Estrend(TRADE MARK) in June, July and August when Fair Value failed miserably. This was a period when most other value-oriented managers performed poorly, so having any exposure to the Estrend(TRADE MARK) model was helpful. Those funds most exposed to our Estrend(TRADE MARK) model, the Micro Cap and the Growth portfolios, and to a certain extent the Growth & Value portfolio, benefited the most during this period. Larger Cap Value, on the other hand, was hurt by its primary dependence on Fair Value.

              -----------------------------------------------------
                      Performance of Numeric's Stock Models
              Monthly Returns to Estrend(TRADE MARK) and Fair Value
              -----------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Estrend(TRADE MARK)     Fair Value
9709            1.87%              1.69%
9710            1.95%              2.34%
9711            1.62%             -0.17%
9712            1.42%             -0.72%
9801           -1.36%              1.39%
9802            0.61%              1.19%
9803            2.3%               0.61%
9804            0.34%              0.41%
9805            1.19%              0.04%
9806            6.2%              -1.97%
9807            1.74%             -2.78%
9808            1.14%             -2.87%

Your funds will continue to be virtually fully invested in the stocks our models find the most attractive. We never attempt to "time the market," by raising cash levels when we think the market is overvalued, or becoming relatively more invested if we think the market is cheap. Our belief is that such guessing (and that's what it really is, even for the "pros") is an effort in vain, unlikely to improve returns. Our fully-invested posture helps returns in rising markets, but did not cushion our fall in the down market we had this summer. We rely on you to make your own asset allocation decisions, investing with us only those assets you want fully exposed to the U.S. equity market.

FUND CLOSINGS

The Micro Cap and Growth funds continue to be closed to new investors to keep the funds small enough to more easily achieve our excess return objectives. Closing the funds last year proved to be a helpful step in allowing us to maximize the returns that we could realize from our investment insights. It is important to note that closing funds and limiting assets under management does not guarantee you will have good absolute, or even relative returns in these portfolios. What it does, however, is substantially improve the chances that we will not waste as much of the power of our stock selection models trading these stocks as we would if we managed a much larger asset base.

We will close the Growth & Value fund when it reaches $200 million in assets. Given the volatility in the global equity markets and the uncertainty that it has caused investors, we expect that cash flows into the fund will be lower for the next few months. So we don't know when the fund will reach its targeted closing level. We expect to close the fund on pretty much the same terms we closed the Growth fund, that is, allowing existing investors to purchase additional shares without limitation. This policy has worked well for the Growth fund, resulting in essentially no net inflows since closing. As always, however, we reserve the right to change any closing policies if doing so is deemed to be in the best interests of the shareholders.

NEW SHAREHOLDER SERVICES

We are going to be contacting all of our shareholders again shortly to try to get as many e-mail addresses from you as possible. We want to do a better job of providing you (but not overwhelming you!) with timely information about the markets, your investment with us, other offerings in which you might be interested, and general information about ideas that you might find helpful in managing your investments. We promise not to redistribute these addresses to anyone, so you won't have to worry about getting inundated with massive amounts of "junk mail." We also hope to be improving our Internet-based services this year to make communicating and doing business with us even easier.

YEAR 2000 COMPLIANCE

Numeric Investors has an intensive research and systems effort in place to bring all of our computer systems up to date to be fully ready for the "millennium bug" at the end of next year. We are confident that we will be "Y2K-compliant" by March 1999. This means ensuring that all of our internal systems, as well as interactions with the outside world, including brokers and data vendors, are fully capable of handling the proper new date formats to run all aspects of our business. We will keep you updated on our progress in this initiative.

We thank you again for the confidence you have placed in us by allowing us to manage some portion of your investment portfolio. Your continuing confidence is especially gratifying given the recent market volatility, during which we have experienced only a small amount of redemption activity, resulting in no disruption to how we manage your assets. We stand by our commitment to i) keep the funds small enough to not fritter away your investment dollars on the high transaction costs which accompany large pools of assets, ii) keep expenses significantly below the industry averages and not waste your assets on self-serving sales and marketing fees and loads, and iii) continue to improve our investment program with leading edge research.

Respectfully,


/s/  JOHN C. BOGLE, JR.
--------------------------
John C. Bogle, Jr.
Managing Director
Numeric Investors L.P.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
             Comparison of Change in Value of $10,000 Investment in
    N/I NUMERIC INVESTORS Micro Cap Fund(1)(2) vs. Russell 2000 Growth Index


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           Russell 2000
           Micro Cap Fund  Growth Index
6/3/96         $10,000       $10,000
8/31/96        $ 9,725       $ 8,815.78
11/30/96       $11,392       $ 9,116.86
2/28/97        $11,426       $ 8,951.58
5/31/97        $12,194       $ 9,459.02
8/31/97        $15,405       $10,588.8
11/30/97       $15,547       $10,490.9
2/28/98        $16,354       $11,272.1
5/31/98        $16,188.6     $10,958.1
8/31/98        $12,209.8     $ 7,803.93


----------------------------------------------------
Micro Cap Fund               $12,210
Russell 2000 Growth Index    $7,804
----------------------------------------------------

-------------------------------------------------------------------------
                                        Total Returns

                            ONE YEAR ENDED     AVERAGE
                            AUGUST 31, 1998    ANNUAL(3)
                            ---------------    ---------
Micro Cap Fund                  (20.74)%          9.29%
Russell 2000 Growth Index       (26.30)%        (10.45)%
-------------------------------------------------------------------------

--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1998.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                   GROWTH FUND
             Comparison of Change in Value of $10,000 Investment in
      N/I NUMERIC INVESTORS Growth Fund(1)(2) vs. Russell 2500 Growth Index


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                Russell 2500
               Growth Fund      Growth Index
6/3/96           $10,000          $10,000
8/31/96          $ 9,867          $ 9,144.23
11/30/96         $10,925          $ 9,672.72
2/28/97          $10,575          $ 9,572.28
5/31/97          $11,384          $10,059.7
8/31/97          $13,585          $11,326.7
11/30/97         $13,402          $11,195.7
2/28/98          $13,754          $11,953.8
5/31/98          $13,111.5        $11,707
8/31/98          $ 9,640.78       $ 8,434.27

----------------------------------------------------
Growth Fund                  $9,641
Russell 2500 Growth Index    $8,434
----------------------------------------------------

--------------------------------------------------------------------------
                                        Total Returns

                            ONE YEAR ENDED     AVERAGE
                            AUGUST 31, 1998    ANNUAL(3)
                            ---------------    ---------
Growth Fund                     (29.03)%        (1.62)%
Russell 2500 Growth Index       (25.53)%        (7.30)%
--------------------------------------------------------------------------


-----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1998.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                               GROWTH & VALUE FUND
             Comparison of Change in Value of $10,000 Investment in
    N/I NUMERIC INVESTORS Growth & Value Fund(1)(2) vs. S&P MidCap 400 Index

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Growth & Value   S&P MidCap
                Fund         400 Index
6/3/96         $10,000       $10,000
8/31/96        $ 9,633       $ 9,713.02
11/30/96       $11,158       $10,738.2
2/28/97        $11,334       $11,061.9
5/31/97        $12,397       $11,814.8
8/31/97        $14,364       $13,333.3
11/30/97       $14,732       $13,687.6
2/28/98        $16,232       $15,103.5
5/31/98        $16,684.7     $15,350.2
8/31/98        $13,076.4     $12,084.4


----------------------------------------------------
Growth & Value Fund          $13,076
S&P MidCap 400 Index         $12,083
----------------------------------------------------


----------------------------------------------------

                                    Total Returns

                            ONE YEAR ENDED     AVERAGE
                            AUGUST 31, 1998    ANNUAL(3)
                            ---------------    ---------
Growth & Value Fund              (8.97)%         12.68%
S&P MidCap 400 Index             (9.37)%          8.79%
----------------------------------------------------


---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1998.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                              LARGER CAP VALUE FUND
             Comparison of Change in Value of $10,000 Investment in
 N/I NUMERIC INVESTORS Larger Cap Value Fund(1)(2) vs. Russell 1000 Value Index

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Larger Cap    Russell 1000
             Value Fund     Vaue Index
             ----------    ------------
11/30/97       $10,000       $10,000
12/31/97       $10,058       $10,014
1/31/98        $10,100       $ 9,872.8
2/28/98        $10,917       $10,537.2
3/31/98        $11,675       $11,182.1
4/30/98        $11,650       $11,257
5/31/98        $11,433       $11,090.4
6/30/98        $11,375       $11,232.4
7/31/98        $10,875       $11,033.6
8/31/98        $ 9,033       $ 9,391.78

----------------------------------------------------
Larger Cap Value Fund        $9,033
Russell 1000 Value Index     $9,392
----------------------------------------------------


                                  Total Returns

                        FOR THE FISCAL PERIOD ENDED
                            AUGUST 31, 1998(3)
                        ----------------------------
Larger Cap Value Fund           (9.67)%
Russell 1000 Value Index        (6.08)%
----------------------------------------------------

------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period December 9, 1997 (commencement of operations) through August 31, 1998.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                         MICRO CAP FUND
                    PORTFOLIO OF INVESTMENTS
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             COMMON STOCKS--88.9%
             ADVERTISING--0.3%
    12,900   Big Flower Holdings, Inc.*/** ....       $ 272,512
                                                      ---------
             AEROSPACE--2.4%
     6,600   Alliant Techsystems, Inc.* .......         433,125
    35,400   Aviall, Inc.** ...................         451,350
    36,000   BE Aerospace, Inc.* ..............         749,250
    41,300   Ducommun, Inc.* ..................         709,844
                                                      ---------
                                                      2,343,569
                                                      ---------
             AIRCRAFT ENGINES & PARTS--0.4%
    14,500   Aviation Sales Co.*/** ...........         369,750
                                                      ---------
             AIRLINES--0.7%
    29,000   Atlas Air, Inc.*/** ..............         688,750
                                                      ---------
             APPAREL--0.3%
    16,900   Tarrant Apparel Group* ...........         333,775
                                                      ---------
             AUTOMOBILE--0.5%
    37,100   United Auto Group, Inc.*/** ......         493,894
                                                      ---------
             AUTOMOBILE PARTS & EQUIPMENT--0.6%
    18,300   BREED Technologies, Inc.*/** .....         133,819
    42,300   Group 1 Automotive, Inc.*/** .....         502,312
       100   Standard Products Co. (The)** ....           2,550
                                                      ---------
                                                        638,681
                                                      ---------
             AUTOMOBILES - TRUCKS, MOBIL HOMES--0.9%
    46,000   Sonic Automotive, Inc.*/** .......         848,125
                                                      ---------
             BEVERAGES--0.6%
    13,300   Canandaigua Brands, Inc., Class A*         555,275
                                                      ---------
             BUSINESS SERVICES--0.9%
    15,700   ADVO, Inc.* ......................         390,537
     8,220   Metzler Group, Inc. (The)*/** ....         230,160
     7,400   Standard Register Co. (The) ......         232,175
                                                      ---------
                                                        852,872
                                                      ---------
             COMMERCIAL SERVICES--0.9%
    51,000   Quanta Services, Inc.* ...........         669,375
    26,400   United Road Services, Inc.* ......         267,300
                                                      ---------
                                                        936,675
                                                      ---------
             COMPUTER COMPONENTS--8.2%
     9,300   Alpine Group, Inc. (The) .........         132,525
    25,800   Apex PC Solutions, Inc.*/** ......         441,825
    40,100   Applied Micro Circuits Corp.* ....         761,900
    17,900   ATL Products, Inc.* ..............         346,812
     7,300   Broadcom Corp.* ..................         374,125



---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             COMPUTER COMPONENTS--(CONTINUED)
    37,800   Cybex Computer Products Corp.* ......   $  935,550
    36,400   Excel Switching Corp.*/** ...........      609,700
    58,000   InterVoice, Inc.*/** ................      862,750
    36,500   NeoMagic Corp.*/** ..................      469,937
    28,700   Proxim, Inc.* .......................      401,800
    16,400   QLogic Corp.* .......................      776,950
    56,200   Splash Technology Holdings, Inc.*/**       843,000
    45,300   TranSwitch Corp.* ...................      713,475
    31,600   Xircom, Inc.* .......................      493,750
                                                     ----------
                                                      8,164,099
                                                     ----------
             COMPUTERS, SOFTWARE & SERVICING--13.8%
    22,700   Analysts International Corp. ........      479,537
    42,000   Ardent Software, Inc.* ..............      430,500
    10,200   AVT Corp.*/** .......................      200,175
    50,400   Best Software, Inc.* ................      886,725
    40,300   Brooktrout Technology, Inc.* ........      392,925
    35,200   Caere Corp.* ........................      352,000
    26,200   Complete Business Solutions, Inc.*/**      396,275
    10,500   Computer Task Group, Inc. ...........      269,719
    17,700   Concord Communications, Inc.*/** ....      473,475
    13,600   Data Dimensions, Inc.* ..............      113,050
    11,300   Inso Corp.* .........................      175,150
    31,100   Intelligroup, Inc.*/** ..............      651,156
     7,300   International Telecommunication Data
             Systems, Inc.*/** ...................      143,263
    18,600   Jack Henry & Associates, Inc.** .....      737,025
    29,800   MAPICS, Inc.* .......................      517,775
    28,000   Maxwell Technologies, Inc.** ........      539,000
    22,300   New Era of Networks, Inc.* ..........      638,337
    40,800   PC Connection, Inc.* ................      612,000
    43,000   Pegasystems, Inc.*/** ...............      671,875
    21,200   Peregrine Systems, Inc.*/** .........      495,550
     3,500   Pinnacle Systems, Inc.* .............      105,437
     6,150   Progress Software Corp.* ............      111,084
    33,400   QuadraMed Corp.*/** .................      793,250
    78,100   Secure Computing Corp.*/** ..........      497,887
    40,800   Software Spectrum, Inc.*/** .........      637,500
    37,800   SPR, Inc.* ..........................      548,100
    15,100   Summit Design, Inc.* ................       90,600
    48,300   THQ, Inc.* ..........................      546,394
    31,400   Timberline Software Corp.** .........      451,866
    25,800   TSI International Software Ltd.* ....      693,375
                                                     ----------
                                                     13,651,005
                                                     ----------
             CONSTRUCTION--0.7%
    21,000   NVR, Inc.*/** .......................      683,812
                                                     ----------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                         MICRO CAP FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------

             CONSUMER PRODUCTS--0.2%
    14,000   Fossil, Inc.* ......................... $ 231,000
                                                     ---------
             COSMETICS--0.7%
    41,000   Helen of Troy Ltd.*/** ................   712,375
                                                     ---------
             ELECTRICAL EQUIPMENT--3.1%
     7,800   AMETEK, Inc. ..........................   152,100
    24,500   C&D Technologies, Inc. ................   535,937
    33,400   General Cable Corp. ...................   668,000
    17,400   Kuhlman Corp. .........................   411,075
    22,800   Optical Coating Laboratory, Inc. ......   359,100
    98,800   Power Intergrations, Inc.* ............   901,550
                                                     ---------
                                                     3,027,762
                                                     ---------
             ELECTRONIC COMPONENTS & ACCESSORIES--1.2%
    24,700   CTS Corp. .............................   700,862
    31,400   DSP Group, Inc.*/** ...................   447,450
                                                     ---------
                                                     1,148,312
                                                     ---------
             ELECTRONICS--0.8%
    30,000   Aeroflex, Inc.* .......................   200,625
    73,200   Polycom, Inc.*/** .....................   558,150
                                                     ---------
                                                       758,775
                                                     ---------
             FINANCIAL SERVICES--3.7%
    36,400   Advanta Corp., Class A** ..............   411,775
     4,100   Doral Financial Corp. .................    61,500
    33,400   Franchise Mortgage Acceptance Co.* ....   538,575
    13,800   HealthCare Financial Partners, Inc.*/**   420,900
    90,600   Long Beach Financial Corp.* ...........   724,800
     4,800   Metris Companies, Inc.** ..............   283,200
    30,100   Resource America, Inc., Class A .......   419,519
    31,800   Resource Bancshares Mortgage Group,
                Inc. ...............................   500,850
    21,800   Waddell & Reed Financial, Inc.** ......   362,425
                                                     ---------
                                                     3,723,544
                                                     ---------
             FOOD & AGRICULTURE--0.9%
    26,900   Pilgrim's Pride Corp., Class B ........   526,231
    17,200   Ralcorp Holdings, Inc.* ...............   332,175
                                                     ---------
                                                       858,406
                                                     ---------
             FOOD PREPARATION--0.9%
    58,500   Omega Protein Corp.* ..................   599,625
    17,800   Worthington Foods, Inc. ...............   289,250
                                                     ---------
                                                       888,875
                                                     ---------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------

             FOOTWEAR--0.3%
    17,000   Candies, Inc.* ........................ $  91,906
    13,400   Maxwell Shoe Co., Inc.* ...............   175,875
                                                     ---------
                                                       267,781
                                                     ---------
             HEALTHCARE--1.2%
    17,500   CareMatrix Corp.* .....................   301,875
    19,500   Pediatrix Medical Group, Inc.*/** .....   759,281
    12,600   RehabCare Group, Inc.*/** .............   181,125
                                                     ---------
                                                     1,242,281
                                                     ---------
             HOUSEHOLD FURNITURE--0.6%
    29,900   Stanley Furniture Co., Inc.* ..........   598,000
                                                     ---------
             INDUSTRIAL MACHINERY--1.8%
    18,000   Astec Industries, Inc.* ...............   634,500
    30,200   JLG Industries, Inc. ..................   443,563
    45,800   Terex Corp.* ..........................   721,350
                                                     ---------
                                                     1,799,413
                                                     ---------
             INSURANCE--0.9%
    44,400   Automobile Protection Corp.* ..........   277,500
    17,300   Frontier Insurance Group, Inc. ........   238,956
    18,300   INSpire Insurance Solutions, Inc.*/** .   336,262
                                                     ---------
                                                       852,718
                                                     ---------
             INSURANCE - PROPERTY & CASUALTY--1.6%
    16,000   Acceptance Insurance Co., Inc.* .......   304,000
    17,200   Chartwell Re Corp. ....................   452,575
    17,400   LandAmerica Financial Group, Inc. .....   864,562
                                                     ---------
                                                     1,621,137
                                                     ---------
             INSURANCE - TITLE INSURANCE--1.3%
    31,000   Fidelity National Financial, Inc. .....   858,312
    18,400   Triad Guaranty, Inc.* .................   461,150
                                                     ---------
                                                     1,319,462
                                                     ---------
             LEISURE & ENTERTAINMENT--2.2%
    26,800   Activision, Inc.*/** ..................   271,350
     3,900   Anchor Gaming, Inc.* ..................   187,200
    36,500   Coastcast Corp.* ......................   367,281
    10,100   K2, Inc.** ............................   186,219
    66,900   Media Arts Group, Inc.*/** ............   660,638
    22,500   Travel Services International, Inc.*/**   489,375
                                                     ---------
                                                     2,162,063
                                                     ---------
             MANUFACTURING--0.5%
    24,700   MotivePower Industries, Inc.*/** ......   494,000
                                                     ---------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                         MICRO CAP FUND
                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             MEDICAL INSTRUMENTS & SUPPLIES--3.5%
    32,800   Ocular Sciences, Inc.* .............    $  580,150
    40,700   Physio-Control International Corp.*      1,042,938
    14,000   ResMed, Inc.*/** ...................       518,000
     5,600   Ventana Medical Systems, Inc.* .....       112,000
    16,000   VISIX, Inc.*/** ....................       768,000
    28,400   Wesley Jessen VisionCare, Inc.* ....       482,800
                                                     ----------
                                                      3,503,888
                                                     ----------
             MEDICAL & MEDICAL SERVICES--5.5%
    61,500   AmeriPath, Inc.*/** ................       707,250
    28,266   Bindley Western Industries, Inc.** .       741,983
    15,900   Biomatrix, Inc.*/** ................       696,619
    36,600   Dendrite International, Inc.* ......       722,850
    46,900   Hanger Orthopedic Group, Inc.* .....       700,569
    52,300   Osteotech, Inc.* ...................     1,196,363
    28,000   Physician Reliance Network, Inc.*/**       222,250
    15,900   Province Healthcare Co.* ...........       429,300
                                                     ----------
                                                      5,417,184
                                                     ----------
             METALS--1.1%
    50,500   Metals USA, Inc.*/** ...............       583,906
    29,400   RMI Titanium Co.*/** ...............       525,525
                                                     ----------
                                                      1,109,431
                                                     ----------
             MISCELLANEOUS FURNITURE & FIXTURES--0.6%
    24,000   Cost Plus, Inc. ....................       619,500
                                                     ----------
             MOTOR HOMES--0.9%
    12,400   Monaco Coach Corp.* ................       268,150
    30,300   National R.V. Holdings, Inc.*/** ...       598,425
                                                     ----------
                                                        866,575
                                                     ----------
             OFFICE FURNITURE--0.2%
    14,400   Winsloew Furniture, Inc.* ..........       223,200
                                                     ----------
             OIL DOMESTIC--0.7%
    44,900   Houston Exploration Co. (The)*/** ..       656,663
                                                     ----------
             OIL EQUIPMENT & SERVICES--0.8%
     7,000   Daniel Industries, Inc.** ..........        77,875
    16,300   Friede Goldman International, Inc.*        170,131
    37,300   Gulf Island Fabrication, Inc.* .....       373,000
    13,400   Veritas DGC, Inc.* .................       201,000
                                                     ----------
                                                        822,006
                                                     ----------
             OIL & GAS FIELD EXPLORATION--0.6%
    21,000   Evergreen Resources, Inc.* .........       288,750
    96,600   Patina Oil & Gas Corp.** ...........       344,138
                                                     ----------
                                                        632,888
                                                     ----------

---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             PHARMACEUTICALS--2.0%
    34,500   Alpharma, Inc., Class A** ..........     $ 819,375
    30,600   D&K Healthcare Resources, Inc.* ....       451,350
    17,800   Medicis Pharmaceutical Corp.,
             Class A*/** ........................       582,950
     6,100   Roberts Pharmaceutical Corp.* ......       104,463
                                                      ---------
                                                      1,958,138
                                                      ---------
             REAL ESTATE--0.8%
    62,400   Bluegreen Corp.*/** ................       468,000
    13,400   CB Richard Ellis Services, Inc.* ...       367,663
                                                      ---------
                                                        835,663
                                                      ---------
             RESEARCH--0.7%
    27,300   Kendle International, Inc.* ........       663,731
                                                      ---------
             RESIDENTIAL CONSTRUCTION--2.0%
    42,600   Beazer Homes USA, Inc.*/** .........       910,575
    37,900   M.D.C. Holdings, Inc.** ............       606,400
    40,500   Standard Pacific Corp. .............       478,406
                                                      ---------
                                                      1,995,381
                                                      ---------
             RESTAURANTS--0.6%
   128,800   Taco Cabana, Inc.* .................       627,900
                                                      ---------
             RETAIL - CATALOG & MAIL ORDER--0.5%
    28,300   Micro Warehouse, Inc.* .............       459,875
                                                      ---------
             RETAIL - LUMBER & OTHER BUILDING PRODUCTS--0.3%
    16,100   Eagle Hardware & Garden, Inc. ......       344,137
                                                      ---------
             RETAIL - SPECIALTY--2.4%
    20,700   Action Performance Companies, Inc.*        478,688
    40,500   Brauns Fashion Corp.*/** ...........       313,875
    11,600   Columbia Sportswear Co.* ...........       147,900
    11,700   Hot Topic, Inc.** ..................       184,275
    18,600   Musicland Stores Corp.*/** .........       174,375
    30,150   Pacific Sunwear of California, Inc.*       550,238
    31,600   Trans World Entertainment Corp.* ...       537,200
                                                      ---------
                                                      2,386,551
                                                      ---------
             RETAIL - SPECIALTY APPAREL--3.2%
     8,800   Abercrombie & Fitch Co., Class A* ..       378,400
    13,150   American Eagle Outfitters, Inc.*/**        460,250
    24,800   AnnTaylor Stores Corp.*/** .........       602,950
    26,900   Buckle, Inc. (The)* ................       527,913
    72,300   Chico's Fas, Inc.* .................       921,825
     6,300   Timberland Co. (The), Class A*/** ..       268,537
                                                      ---------
                                                      3,159,875
                                                      ---------

The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                         MICRO CAP FUND
              PORTFOLIO OF INVESTMENTS (CONCLUDED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------

             SERVICES - EMPLOYMENT AGENCIES--0.6%
     9,800   AHL Services, Inc.* ..............       $ 270,725
    27,350   Labor Ready, Inc.* ...............         311,106
                                                      ---------
                                                        581,831
                                                      ---------
             SERVICES - MANAGEMENT SERVICES--0.6%
    29,400   SM&A Corp. .......................         621,075
                                                      ---------
             SERVICES - NURSING & PERSONAL CARE
             FACILITIES--0.4%
    57,800   Capital Senior Living Corp.*/** ..         437,113
                                                      ---------
             SURGICAL & MEDICAL INSTRUMENTS--0.4%
    12,300   Xomed Surgical Products, Inc.*/**          365,925
                                                      ---------
             TELECOMMUNICATIONS--0.3%
    42,400   Advanced Communications Group, Inc.*       254,400
                                                      ---------
             TELECOMMUNICATIONS EQUIPMENT--3.2%
    30,200   ANADIGICS, Inc.* .................         383,162
    26,900   DSP Communications, Inc.* ........         307,669
     4,500   GeoTel Communications Corp.* .....         157,500
    29,900   Melita International Corp.*/** ...         250,413
    48,200   RF Micro Devices, Inc.*/** .......         626,600
    12,700   Superior TeleCom, Inc. ...........         484,188
    26,200   Tekelec, Inc.* ...................         473,238
     2,000   Terayon Communications Systems,
               Inc.*/** .......................          19,250
    28,400   World Access, Inc.*/** ...........         543,150
                                                      ---------
                                                      3,245,170
                                                      ---------
             TOYS--0.9%
    92,900   Galoob Toys, Inc.* ...............         685,138
    28,300   JAKKS Pacific, Inc.* .............         222,863
                                                      ---------
                                                        908,001
                                                      ---------
             TRANSPORT--0.4%
    13,200   Allied Holdings, Inc.* ...........         135,300
    12,800   Varlen Corp.** ...................         281,600
                                                      ---------
                                                        416,900
                                                      ---------
---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             WASTE MANAGEMENT--0.7%
    46,200   KTI, Inc.*/** ....................     $   710,325
                                                    -----------
             WHOLESALE - FARM PRODUCT RAW
             MATERIALS--0.2%
    20,000   Northland Cranberries, Inc. ......         195,000
                                                    -----------
             WHOLESALE - SPECIALTY EQUIPMENT--1.7%
    50,500   CHS Electronics, Inc.*/** ........         637,563
    15,800   Insight Enterprises, Inc.* .......         671,500
    50,500   Savoir Technology Group, Inc.*/**          366,125
                                                    -----------
                                                      1,675,188
                                                    -----------
             Total Common Stocks
               (Cost $110,998,909) ............      88,232,212
                                                    -----------

  PRINCIPAL
AMOUNT (000's)
--------------
             SHORT-TERM INVESTMENT--10.9%
             REPURCHASE AGREEMENT--10.9%
   $10,806   Bear, Stearns & Co., Inc.
              (Agreement dated 08/31/98 to be
              repurchased  at $10,807,389)
              5.71%, 09/01/98
              (Cost $10,805,678) (Note 6) .....      10,805,678
                                                    -----------
             Total Investments -- 99.8%
              (Cost $121,804,587) .............      99,037,890
                                                    -----------
             Other Assets in Excess of
              Liabilities -- 0.2% .............         228,543
                                                    -----------
              Net Assets -- 100.0% ............     $99,266,433
                                                    ===========
------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                          GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             COMMON STOCKS--95.9%
             ADVERTISING--0.4%
     5,500   Big Flower Holdings, Inc.*/** .......   $ 116,187
     6,500   Snyder Communications, Inc.* ........     195,812
                                                     ---------
                                                       311,999
                                                     ---------
             AEROSPACE--3.5%
     9,200   Alliant Techsystems, Inc.* ..........     603,750
    28,900   BE Aerospace, Inc.* .................     601,481
    21,800   B.F. Goodrich Co. (The) .............     589,963
     3,300   Cordant Technologies, Inc. ..........     117,562
    17,500   Sundstrand Corp. ....................     797,344
                                                     ---------
                                                     2,710,100
                                                     ---------
             AIRLINES--1.1%
     6,000   Alaska Air Group, Inc.*/** ..........     233,625
    12,700   America West Holdings Corp.* ........     246,856
    17,700   Atlas Air, Inc.*/** .................     420,375
                                                     ---------
                                                       900,856
                                                     ---------
             APPAREL--1.3%
    19,500   Fruit of the Loom, Inc., Class A* ...     437,531
    11,800   Tommy Hilfiger Corp.* ...............     551,650
                                                     ---------
                                                       989,181
                                                     ---------
             AUTOMOBILE--0.6%
    34,100   United Auto Group, Inc.*/** .........     453,956
                                                     ---------
             AUTOMOBILE PARTS & EQUIPMENT--0.2%
    15,000   BREED Technologies, Inc.*/** ........     109,687
     4,900   Tower Automotive, Inc.*/** ..........      89,731
                                                     ---------
                                                       199,418
                                                     ---------
             BANKS--0.1%
     2,200   Star Banc Corp.** ...................     120,725
                                                     ---------
             BEVERAGES--0.9%
     2,900   Beringer Wine Estates Holdings, Inc.,
             Class B* ............................      88,450
    15,000   Canandaigua Brands, Inc., Class A* ..     626,250
                                                     ---------
                                                       714,700
                                                     ---------
             BUILDING PRODUCTS--0.3%
     7,300   Texas Industries, Inc.** ............     264,169
                                                     ---------
             BUSINESS SERVICES--1.0%
    26,600   ADVO, Inc.* .........................     661,675
     3,900   InaCom Corp.*/** ....................      75,075
                                                     ---------
                                                       736,750
                                                     ---------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             CHEMICALS - SPECIALTY--0.3%
    10,300   Engelhard Corp. .....................   $ 189,262
     1,100   W.R. Grace & Co.* ...................      14,163
                                                     ---------
                                                       203,425
                                                     ---------
             COMMERCIAL PRINTING--0.8%
    38,900   Mail-Well, Inc.*/** .................     646,712
                                                     ---------
             COMMERCIAL SERVICES--1.0%
    22,900   ACNielsen Corp.* ....................     459,431
    33,400   Seitel, Inc.* .......................     300,600
     9,000   TeleSpectrum Worldwide Inc.* ........      32,625
                                                     ---------
                                                       792,656
                                                     ---------
             COMPUTER COMPONENTS--6.4%
    31,300   Apex PC Solutions, Inc.*/** .........     536,012
    40,000   Applied Micro Circuits Corp.* .......     760,000
     5,100   Broadcom Corp.* .....................     261,375
    34,600   InterVoice, Inc.* ...................     514,675
    31,900   Microchip Technology, Inc.*/** ......     584,169
    52,400   NeoMagic Corp.*/** ..................     674,650
    10,400   QLogic Corp.* .......................     492,700
     1,900   SMART Modular Technologies, Inc.* ...      28,975
    45,500   Splash Technology Holdings, Inc.*/**      682,500
    28,600   Xircom, Inc.* .......................     446,875
                                                     ---------
                                                     4,981,931
                                                     ---------
             COMPUTERS, SOFTWARE & SERVICING--13.6%
    20,300   American Management Systems, Inc.* ..     543,025
     4,800   Autodesk, Inc. ......................     112,200
    11,300   Brooktrout Technology, Inc.* ........     110,175
     7,800   CIBER, Inc.*/** .....................     195,975
    13,500   Complete Business Solutions, Inc.*/**     204,187
    16,300   Computer Horizons Corp.* ............     381,012
    13,000   Computer Task Group, Inc. ...........     333,937
    14,600   Compuware Corp.* ....................     663,387
    16,300   Concord Communications, Inc.*/** ....     436,025
     3,900   Data Dimensions, Inc.* ..............      32,419
     4,900   Electronic Arts Inc.* ...............     186,812
    17,400   Intelligroup, Inc.*/** ..............     364,312
     4,000   J.D. Edwards & Co.* .................     162,000
     2,300   Jack Henry & Associates, Inc.** .....      91,137
    19,800   Keane, Inc.* ........................     831,600
    14,000   Learning Company, Inc. (The)* .......     247,625
    21,900   Mastech Corp.* ......................     449,634
    10,600   MindSpring Enterprises, Inc.* .......     284,875
     8,300   Network Appliance, Inc.* ............     346,006
    15,800   New Era of Networks, Inc.* ..........     452,275
    11,700   Pegasystems, Inc.*/** ...............     182,812


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                         GROWTH FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             COMPUTERS, SOFTWARE & SERVICING--(CONTINUED)
    12,100   Peregrine Systems, Inc.*/** ..........  $  282,837
    20,800   Pixar, Inc.*/** ......................     599,300
    16,400   Pomeroy Computer Resources, Inc.* ....     217,300
    36,400   QuadraMed Corp.*/** ..................     864,500
    24,700   Reynolds & Reynolds Co. (The), Class A     311,837
    14,200   Siebel Systems, Inc.* ................     266,250
     5,400   Systems & Computer Technology Corp.* .      73,575
    50,550   THQ, Inc.* ...........................     571,847
    12,100   Transaction Systems Architects, Inc. .
               Class A*/** ........................     400,812
     7,100   VERITAS Software Corp.*/** ...........     318,612
     1,700   Wind River Systems, Inc.* ............      63,750
                                                     ----------
                                                     10,582,050
                                                     ----------
             CONSTRUCTION--0.4%
     6,500   Foster Wheeler Corp.** ...............      80,031
     4,800   J. Ray McDermott, S.A.* ..............     134,100
     4,300   NVR, Inc.*/** ........................     140,019
                                                     ----------
                                                        354,150
                                                     ----------
             COSMETICS--0.6%
    24,700   Helen of Troy Ltd.* ..................     429,162
                                                     ----------
             ELECTRICAL EQUIPMENT--3.5%
     6,900   Applied Power Inc. ...................     171,206
    18,600   C&D Technologies, Inc. ...............     406,875
    41,150   General Cable Corp. ..................     823,000
     8,800   Kuhlman Corp. ........................     207,900
    19,500   Symbol Technologies, Inc. ............     799,500
     5,700   Tecumseh Products Co., Class A .......     271,106
     1,800   Uniphase Corp.* ......................      71,887
                                                     ----------
                                                      2,751,474
                                                     ----------
             ELECTRONIC COMPONENTS & ACCESSORIES--0.7%
    12,600   CTS Corp. ............................     357,525
    11,700   DSP Group, Inc.*/** ..................     166,725
                                                     ----------
                                                        524,250
                                                     ----------
             ELECTRONICS--1.8%
    13,600   Aeroflex, Inc.* ......................      90,950
     1,900   Cable Design Technologies* ...........      26,719
    54,100   CHS Electronics, Inc.*/** ............     683,013
     2,100   Essex International, Inc.* ...........      39,375
     5,300   Micrel, Inc.*/** .....................     154,031
    21,200   Polycom, Inc.*/** ....................     161,650
    10,400   Windmere-Durable Holdings, Inc.* .....     247,000
                                                     ----------
                                                      1,402,738
                                                     ----------

---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             ENTERTAINMENT--0.1%
     7,700   Fairfield Communities, Inc.* ..........  $  75,075
                                                      ---------
             FINANCIAL SERVICES--3.4%
    32,500   Advanta Corp., Class A ................    367,656
     4,400   AmeriCredit Corp.*/** .................    109,725
     5,900   Doral Financial Corp. .................     88,500
     8,500   FIRSTPLUS Financial Group, Inc.*/** ...    193,375
    15,100   HealthCare Financial Partners, Inc.*/**    460,550
    17,400   IMC Mortgage Co.* .....................    117,450
     8,900   Metris Companies, Inc.** ..............    525,100
    19,800   Resource America, Inc., Class A .......    275,962
     1,900   SEI Investments Co. ...................    118,275
    38,000   Sirrom Capital Corp.** ................    211,375
    10,100   Waddell & Reed Financial, Inc.** ......    167,912
                                                      ---------
                                                      2,635,880
                                                      ---------
             FOOD & AGRICULTURE--4.7%
    28,300   Chiquita Brands International, Inc.** .    316,606
    13,800   Corn Products International, Inc.* ....    326,887
    18,300   Earthgrains Co. (The) .................    503,250
    45,400   Fleming Co., Inc. .....................    541,962
     8,200   Flowers Industries, Inc. ..............    146,063
    22,200   Fresh Del Monte Produce Inc.* .........    355,200
    14,400   Pilgrim's Pride Corp., Class B ........    281,700
    22,600   Ralcorp Holdings, Inc.* ...............    436,463
     6,500   Smithfield Foods, Inc.* ...............    118,625
    12,400   Suiza Foods Corp.*/** .................    599,850
                                                      ---------
                                                      3,626,606
                                                      ---------
             HEALTHCARE--1.6%
    12,900   PacifiCare Health Systems, Inc.,
             Class B*/** ...........................    812,700
     8,700   Pediatrix Medical Group, Inc.*/** .....    338,756
     3,300   Trigon Healthcare, Inc.* ..............     91,163
                                                      ---------
                                                      1,242,619
                                                      ---------
             HOUSEHOLD PRODUCTS--0.3%
    10,600   Blyth Industries, Inc.*/** ............    243,138
                                                      ---------
             HOUSEWARES--0.1%
     3,000   Libbey Inc. ...........................     91,688
                                                      ---------
             INDUSTRIAL MACHINERY--1.0%
    20,200   JLG Industries, Inc. ..................    296,688
    32,300   Terex Corp.* ..........................    508,725
                                                      ---------
                                                        805,413
                                                      ---------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                           GROWTH FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             INSURANCE--1.4%
    19,200   Automobile Protection Corp.* .......... $ 120,000
    18,100   Century Business Services, Inc.*/** ...   346,163
    10,600   Conseco, Inc. .........................   292,825
     8,600   Frontier Insurance Group, Inc. ........   118,788
     1,700   Hartford Life, Inc., Class A ..........    87,125
     5,850   INSpire Insurance Solutions, Inc.*/** .   107,494
                                                     ---------
                                                     1,072,395
                                                     ---------
             INSURANCE - PROPERTY & CASUALTY--0.9%
    13,500   LandAmerica Financial Group, Inc. .....   670,781
                                                     ---------
             INSURANCE - TITLE INSURANCE--1.0%
    28,720   Fidelity National Financial, Inc.** ...   795,185
                                                     ---------
             INTEGRATED CIRCUITS--0.5%
    13,500   Vitesse Semiconductor Corp.* ..........   366,188
                                                     ---------
             LEISURE & ENTERTAINMENT--1.2%
     5,000   Anchor Gaming, Inc.* ..................   240,000
     5,900   Avis Rent A Car, Inc.* ................    92,556
     2,600   Coastcast Corp.* ......................    26,163
    14,600   Hertz Corp. (The) .....................   551,150
                                                     ---------
                                                       909,869
                                                     ---------
             MANUFACTURING--0.6%
    10,200   AptarGroup, Inc. ......................   289,425
     9,100   MotivePower Industries, Inc.*/** ......   182,000
                                                     ---------
                                                       471,425
                                                     ---------
             MEDICAL INSTRUMENTS & SUPPLIES--6.3%
    26,900   Arterial Vascular Engineering, Inc.*/**   941,500
     7,600   Beckman Coulter, Inc. .................   420,850
     1,400   Guidant Corp. .........................    86,450
    25,400   Ocular Sciences, Inc.* ................   449,263
    19,900   Safeskin Corp.* .......................   671,625
    19,600   VISIX, Inc.*/** .......................   940,800
    16,900   Waters Corp.*/** ......................   910,488
    26,400   Wesley Jessen VisionCare, Inc.* .......   448,800
                                                     ---------
                                                     4,869,776
                                                     ---------
             MEDICAL & MEDICAL SERVICES--3.2%
    16,666   Bindley Western Industries, Inc. ......   437,483
    10,600   Biomatrix, Inc.*/** ...................   464,413
    23,000   Dendrite International, Inc.* .........   454,250
    16,500   Integrated Health Services, Inc. ......   319,688
     2,700   Lincare Holdings Inc.*/** .............    91,631
     5,700   Medical Manager Corp.*/** .............    73,388
    28,600   Osteotech, Inc.* ......................   654,225
                                                     ---------
                                                     2,495,078
                                                     ---------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             METALS--0.7%
    31,300   RMI Titanium Co.*/** ..............     $ 559,488
                                                     ---------
             METALS & MINING--0.1%
     8,800   Cyprus Amax Minerals Co. ..........        80,850
                                                     ---------
             MOTOR HOMES--0.3%
    11,250   National R.V. Holdings, Inc.*/** ..       222,187
                                                     ---------
             OFFICE & BUSINESS EQUIPMENT--1.1%
     2,900   Knoll, Inc.* ......................        75,219
    13,300   United Stationers, Inc. ...........       788,025
                                                     ---------
                                                       863,244
                                                     ---------
             OIL EQUIPMENT & SERVICES--1.5%
    29,500   Friede Goldman International, Inc.*       307,906
     3,400   Gulf Island Fabrication, Inc.* ....        34,000
     6,900   National-Oilwell, Inc.* ...........        53,475
    11,500   SEACOR SMIT, Inc.*/** .............       396,750
    24,300   Veritas DGC, Inc.* ................       364,500
                                                     ---------
                                                     1,156,631
                                                     ---------
             OIL & GAS--0.3%
    16,700   Tesoro Petroleum Corp.*/** ........       215,013
                                                     ---------
             PHARMACEUTICALS--1.6%
    12,400   Alpharma, Inc., Class A** .........       294,500
    13,400   ICN Pharmaceuticals, Inc. .........       206,025
    12,900   Medicis Pharmaceutical Corp.,
             Class A*/** .......................       422,475
    20,400   Roberts Pharmaceutical Corp.* .....       349,350
                                                     ---------
                                                     1,272,350
                                                     ---------
             PUBLISHING - NEWSPAPERS--1.0%
    54,000   Hollinger International Inc.** ....       756,000
                                                     ---------
             RADIO BROADCASTING STATIONS--0.2%
     2,600   Jacor Communications, Inc.*/** ....       153,400
                                                     ---------
             RESIDENTIAL CONSTRUCTION--0.5%
     1,900   D.R. Horton, Inc.** ...............        30,400
    11,900   M.D.C. Holdings, Inc.** ...........       190,400
    12,700   Standard Pacific Corp. ............       150,019
                                                     ---------
                                                       370,819
                                                     ---------
             RESTAURANTS--1.0%
    26,300   CKE Restaurants, Inc.** ...........       815,300
                                                     ---------
             RETAIL - BUILDING PRODUCTS--0.1%
     4,000   Eagle Hardware & Garden, Inc.* ....        85,500
                                                     ---------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                          GROWTH FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             RETAIL - CATALOG & MAIL ORDER--0.7%
     5,300   Fingerhut Companies, Inc. ..........    $ 128,525
    26,900   Micro Warehouse, Inc.* .............      437,125
                                                     ---------
                                                       565,650
                                                     ---------
             RETAIL - JEWELRY STORES--0.2%
     5,100   Zale Corp.* ........................      117,300
                                                     ---------
             RETAIL - SPECIALTY--2.4%
     7,300   Action Performance Companies, Inc.*       168,813
     5,700   Best Buy Co., Inc.* ................      224,438
    10,300   Dollar Tree Stores, Inc.* ..........      298,700
    13,900   Linens 'n Things, Inc.* ............      324,913
    51,200   Musicland Stores Corp.*/** .........      480,000
    20,600   Trans World Entertainment Corp.* ...      350,200
                                                     ---------
                                                     1,847,064
                                                     ---------
             RETAIL - SPECIALTY APPAREL--5.4%
    14,400   Abercrombie & Fitch Co., Class A* ..      619,200
    21,225   American Eagle Outfitters, Inc.* ...      742,875
    20,700   AnnTaylor Stores Corp.*/** .........      503,269
    18,000   Buckle, Inc. (The)* ................      353,250
    23,800   Footstar, Inc.*/** .................      693,175
    32,000   Goody's Family Clothing, Inc.* .....      576,000
    16,800   Intimate Brands, Inc.** ............      310,800
    14,500   Pacific Sunwear of California, Inc.*      264,625
     2,800   Timberland Co. (The), Class A* .....      119,350
                                                     ---------
                                                     4,182,544
                                                     ---------
             SAVINGS & LOAN ASSOCIATIONS--0.6%
     2,500   Bank United Corp., Class A .........       83,125
    13,539   HUBCO, Inc. ........................      358,783
                                                     ---------
                                                       441,908
                                                     ---------
             SERVICES - COMPUTER INTEGRATED SYSTEMS
             Design--1.3%
    23,500   Comverse Technology, Inc.* .........      904,750
     5,800   FORE Systems, Inc.* ................      100,050
                                                     ---------
                                                     1,004,800
                                                     ---------
             SERVICES - EMPLOYMENT AGENCIES--1.1%
    28,675   Labor Ready, Inc.* .................      326,178
     5,400   Robert Half International, Inc.* ...      259,200
    12,400   Romac International, Inc.* .........      232,500
                                                     ---------
                                                       817,878
                                                     ---------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             SHIP & BOAT BUILDING & REPAIRING--0.3%
    25,200   Halter Marine Group, Inc.*/** ......    $ 226,800
                                                     ---------
             STEEL--0.2%
    12,600   Oregon Steel Mills, Inc.** .........      118,913
                                                     ---------
             TELECOMMUNICATIONS--2.8%
     9,600   International Telecommunication Data
               Systems, Inc.*/** ................      188,400
    19,000   MRV Communications, Inc.*/** .......      106,281
    18,200   QUALCOMM Inc.* .....................      799,663
    10,700   Qwest Communications International,
               Inc.* ............................      267,500
     6,100   Tellabs, Inc.* .....................      257,725
    22,800   TranSwitch Corp.* ..................      359,100
    12,000   WinStar Communications, Inc.*/** ...      219,000
                                                     ---------
                                                     2,197,669
                                                     ---------
             TELECOMMUNICATIONS EQUIPMENT--3.5%
    28,100   ANADIGICS, Inc.*/** ................      356,519
    45,000   DSP Communications, Inc.* ..........      514,688
     2,900   GeoTel Communications Corp.* .......      101,500
     9,650   Superior TeleCom, Inc. .............      367,906
    48,600   Tekelec, Inc.* .....................      877,838
     1,600   Terayon Communications Systems,
               Inc.*/** .........................       15,400
    24,600   World Access, Inc.* ................      470,475
                                                     ---------
                                                     2,704,326
                                                     ---------
             TEXTILES--0.8%
    20,500   WestPoint Stevens Inc.* ............      607,313
                                                     ---------
             TOBACCO--0.2%
     5,700   Universal Corp. ....................      179,550
                                                     ---------
             TOYS--0.2%
    25,900   Galoob Toys, Inc.* .................      191,013
                                                     ---------
             TRANSPORT--1.3%
     1,500   CNF Transportation, Inc. ...........       46,875
     7,600   Coach USA, Inc.* ...................      199,975
     1,900   J.B. Hunt Transport Services, Inc. .       32,181
    12,800   M.S. Carriers, Inc.* ...............      273,600
    21,300   USFreightways Corp. ................      477,919
                                                     ---------
                                                     1,030,550
                                                     ---------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                          GROWTH FUND
              PORTFOLIO OF INVESTMENTS (CONCLUDED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             VITAMINS & NUTRITIONAL SUPPLIES--1.1%
     9,700   NBTY, Inc.* ......................     $    88,513
    34,500   Rexall Sundown, Inc.*/** .........         629,625
     5,500   Twinlab Corp.* ...................         160,188
                                                    -----------
                                                       878,326
                                                    -----------
             WASTE MANAGEMENT--0.1%
     6,000   Allied Waste Industries, Inc.* ...         114,000
                                                    -----------
             WHOLESALE - SPECIALTY EQUIPMENT--0.5%
     9,600   Insight Enterprises, Inc.* .......         408,000
                                                    -----------
             Total Common Stocks
               (Cost $99,299,968) .............      74,625,904
                                                    -----------
  PRINCIPAL
AMOUNT (000's)
--------------
             SHORT-TERM INVESTMENT--4.8%
             REPURCHASE AGREEMENT--4.8%
    $3,762     Bear, Stearns & Co., Inc.
               (Agreement dated 08/31/98 to be
               repurchased at $3,762,937)
               5.71%, 09/01/98
               (Cost $3,762,341) (Note 6) .....       3,762,341
                                                    -----------
             Total Investments -- 100.7%
               (Cost $103,062,309) ............      78,388,245
                                                    -----------
             Liabilities in Excess of
               Other Assets -- (0.7%)..........        (548,701)
                                                    -----------
             Net Assets -- 100.0% .............     $77,839,544
                                                    ===========

------------
 * Non-income producing.
** Security or a portion thereof is out on loan.


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                        GROWTH & VALUE FUND
                    PORTFOLIO OF INVESTMENTS
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             COMMON STOCKS--96.1%
             ADVERTISING--0.6%
    22,600   Snyder Communications, Inc.* .........  $  680,825
                                                     ----------
             AEROSPACE--4.4%
    37,700   B.F. Goodrich Co. (The) ..............   1,020,256
    30,100   Cordant Technologies, Inc. ...........   1,072,312
    32,200   Gulfstream Aerospace Corp.*/** .......   1,131,025
    36,400   Sundstrand Corp. .....................   1,658,475
                                                     ----------
                                                      4,882,068
                                                     ----------
             AIR TRANSPORT--0.5%
    29,300   Airborne Freight Corp.** .............     571,350
                                                     ----------
             AIRLINES--2.1%
    45,600   America West Holdings Corp.* .........     886,350
     5,300   AMR Corp.* ...........................     288,850
    18,800   UAL Corp.* ...........................   1,133,875
                                                     ----------
                                                      2,309,075
                                                     ----------
             APPAREL--2.9%
    50,000   Fruit of the Loom, Inc., Class A*        1,121,875
    48,900   Jones Apparel Group, Inc.* ...........     947,437
    19,700   Tommy Hilfiger Corp.* ................     920,975
     8,700   Warnaco Group, Inc. (The), Class A....     237,075
                                                     ----------
                                                      3,227,362
                                                     ----------
             AUTO - TRUCKS--0.4%
     7,300   General Motors Corp. .................     421,575
                                                     ----------
             AUTOMOBILE PARTS & EQUIPMENT--0.9%
    52,900   Meritor Automotive, Inc. .............     938,975
                                                     ----------
             BANKS--4.3%
    29,100   Banc One Corp. .......................   1,105,800
       500   First Union Corp. ....................      24,250
    10,000   National City Corp. ..................     587,500
    44,600   Pacific Century Financial Corp. ......     657,850
    47,500   Union Planters Corp. .................   1,911,875
    15,000   Washington Mutual, Inc.** ............     480,000
                                                     ----------
                                                      4,767,275
                                                     ----------
             BROKERAGE--0.7%
    19,435   Bear Stearns Companies Inc. (The)          717,880
                                                     ----------
             CHEMICALS - DIVERSIFIED--1.5%
    35,100   Hercules Inc. ........................     897,244
    36,000   Solutia Inc. .........................     807,750
                                                     ----------
                                                      1,704,994
                                                     ----------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             CHEMICALS - SPECIALTY--2.0%
    13,700   Crompton & Knowles Corp. .............  $  200,362
    67,100   Engelhard Corp. ......................   1,232,962
    61,100   W.R. Grace & Co.* ....................     786,663
                                                     ----------
                                                      2,219,987
                                                     ----------
             COMMERCIAL PRINTING--0.7%
    48,400   Mail-Well, Inc.*/** ..................     804,650
                                                     ----------
             COMMERCIAL SERVICES--1.0%
    56,300   ACNielsen Corp.* .....................   1,129,519
                                                     ----------
             COMPUTER COMPONENTS--1.6%
    51,000   Microchip Technology, Inc.*/** .......     933,937
    16,400   Sanmina Corp.*/** ....................     506,350
    21,200   Seagate Technology, Inc.* ............     371,000
                                                     ----------
                                                      1,811,287
                                                     ----------
             COMPUTERS, SOFTWARE & SERVICING--11.4%
     9,900   America Online, Inc. .................     811,181
    38,200   American Management Systems, Inc.* ...   1,021,850
    17,200   CIBER, Inc.*/** ......................     432,150
       950   Citrix Systems, Inc.* ................      54,744
    24,700   Computer Horizons Corp.* .............     577,362
    47,100   Compuware Corp.* .....................   2,140,106
    19,900   Electronic Arts Inc.* ................     758,687
     2,800   J.D. Edwards & Co.* ..................     113,400
    35,900   Keane, Inc.* .........................   1,507,800
    55,700   Learning Company, Inc. (The)* ........     985,194
    34,800   Mastech Corp.* .......................     714,487
    19,200   Pixar, Inc.*/** ......................     553,200
    97,400   Reynolds & Reynolds Co. (The), Class A   1,229,675
    36,116   Siebel Systems, Inc.* ................     677,175
    16,900   VERITAS Software Corp.*/** ...........     758,387
    10,300   Visio Corp.* .........................     216,300
                                                     ----------
                                                     12,551,698
                                                     ----------
             CONTAINERS - METAL & GLASS--0.5%
    16,000   Crown Cork & Seal Co., Inc.** ........     524,000
                                                     ----------
             DRILLING OIL & GAS WELLS--0.2%
     9,200   Transocean Offshore Inc. .............     225,975
                                                     ----------
             ELECTRONICS--1.2%
     5,000   Avnet, Inc. ..........................     236,250
    13,600   Eastman Kodak Co. ....................   1,062,500
                                                     ----------
                                                      1,298,750
                                                     ----------
             FINANCIAL SERVICES--0.7%
    22,300   FIRSTPLUS Financial Group, Inc.*/** ..     507,325
     4,400   SEI Investments Co. ..................     273,900
                                                     ----------
                                                        781,225
                                                     ----------


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                        GROWTH & VALUE FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             FOOD & AGRICULTURE--5.6%
    19,400   ConAgra, Inc. ..........................$  480,150
    27,100   Earthgrains Co. (The) ..................   745,250
    69,100   Flowers Industries, Inc. ............... 1,230,844
    18,700   IBP, Inc. ..............................   309,719
    12,300   International Home Foods, Inc.* ........   206,025
    59,500   Interstate Bakeries Corp.** ............ 1,550,719
     5,600   Safeway Inc.* ..........................   220,500
    16,400   Smithfield Foods, Inc.* ................   299,300
    22,200   Suiza Foods Corp.*/** .................. 1,073,925
                                                     ----------
                                                      6,116,432
                                                     ----------
             HEALTHCARE--1.4%
    23,900   PacifiCare Health Systems, Inc.,
              Class B ............................... 1,505,700
                                                     ----------
             HOUSEHOLD PRODUCTS--0.8%
    39,900   Blyth Industries, Inc.* ................   915,206
                                                     ----------
             INSURANCE--1.0%
    31,100   Conseco, Inc.** ........................   859,137
     9,200   Old Republic International Corp. .......   205,275
                                                     ----------
                                                      1,064,412
                                                     ----------
             INSURANCE - PROPERTY & CASUALTY--1.7%
    27,900   Everest Reinsurance Holdings, Inc. .....   976,500
    10,900   First American Financial Corp. (The) ...   280,675
    36,600   Reliance Group Holdings, Inc. ..........   462,075
     5,700   Travelers Property Casualty Corp.,
               Class A ..............................   187,744
                                                     ----------
                                                      1,906,994
                                                     ----------
             INTEGRATED CIRCUITS--1.0%
    39,600   Vitesse Semiconductor Corp.* ........... 1,074,150
                                                     ----------
             LEISURE & ENTERTAINMENT--1.3%
    18,800   Brunswick Corp. ........................   280,825
    30,400   Hertz Corp. (The) ...................... 1,147,600
                                                     ----------
                                                      1,428,425
                                                     ----------
             LUMBER & WOOD PRODUCTS--0.7%
    37,000   Georgia-Pacific Corp., (Timber Group) ..   744,625
                                                     ----------
             MACHINE TOOLS--0.3%
    12,200   Kennametal Inc. ........................   316,438
                                                     ----------
             MANUFACTURING--2.1%
    12,000   Lancaster Colony Corp. .................   346,500
    23,800   Trinity Industries, Inc. ...............   719,950
    21,900   Tyco International Ltd. ................ 1,215,450
                                                     ----------
                                                      2,281,900
                                                     ----------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             MEDICAL INSTRUMENTS & SUPPLIES--4.6%
    36,900   Arterial Vascular Engineering, Inc.*/** $1,291,500
    23,800   Beckman Coulter, Inc. .................  1,317,925
     6,700   Guidant Corp. .........................    413,725
    10,800   Mallinckrodt, Inc. ....................    247,050
    19,600   Safeskin Corp.* .......................    661,500
    20,400   Waters Corp.*/** ......................  1,099,050
                                                     ----------
                                                      5,030,750
                                                     ----------
             MEDICAL & MEDICAL SERVICES--0.8%
    47,600   Integrated Health Services, Inc.** ....    922,250
                                                     ----------
             NETWORKING--0.3%
     8,600   International Network Services* .......    283,800
                                                     ----------
             OFFICE & BUSINESS EQUIPMENT--0.3%
    13,800   Knoll, Inc.* ..........................    357,938
                                                     ----------
             OIL DOMESTIC--4.7%
    23,800   Amerada Hess Corp.** ..................  1,169,175
     6,100   Kerr-McGee Corp. ......................    235,613
    40,900   National Fuel Gas Co.** ...............  1,682,013
    23,700   Pennzoil Co. ..........................    847,275
    46,100   USX-Marathon Group** ..................  1,198,600
                                                     ----------
                                                      5,132,676
                                                     ----------
             OIL & GAS FIELD EXPLORATION--2.7%
    94,800   Global Industries Ltd.*/** ............    888,750
    37,400   MCN Energy Group, Inc.** ..............    656,838
    39,500   Murphy Oil Corp. ......................  1,394,844
                                                     ----------
                                                      2,940,432
                                                     ----------
             PAPER & FOREST PRODUCTS--0.9%
    35,400   Mead Corp. (The) ......................    969,075
                                                     ----------
             PHARMACEUTICALS--0.3%
    25,400   ICN Pharmaceuticals, Inc. .............    390,525
                                                     ----------
             PUBLISHING - NEWSPAPERS--0.5%
    42,600   Hollinger International Inc.** ........    596,400
                                                     ----------
             RADIO BROADCASTING STATIONS--0.7%
    12,600   Jacor Communications, Inc.*/** ........    743,400
                                                     ----------
             RESTAURANTS--1.0%
    37,400   CKE Restaurants, Inc.** ...............  1,159,400
                                                     ----------
             RETAIL - CATALOG & MAIL ORDER--0.3%
    14,000   Fingerhut Companies, Inc. .............    339,500
                                                     ----------
             RETAIL - SPECIALTY--1.2%
    13,100   Dollar Tree Stores, Inc.* .............    379,900
    25,700   Linens 'n Things, Inc.* ...............    600,738


The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                       GROWTH & VALUE FUND
              PORTFOLIO OF INVESTMENTS (CONCLUDED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             RETAIL - SPECIALTY--(CONTINUED)
    12,200   Staples, Inc.*/** ...................   $  330,925
                                                     ----------
                                                      1,311,563
                                                     ----------
             RETAIL - SPECIALTY APPAREL --0.8%
    21,300   Abercrombie & Fitch Co., Class A* ...      915,900
                                                     ----------
             SAVINGS & LOAN ASSOCIATION--5.2%
    23,700   Bank United Corp., Class A ..........      788,025
    57,400   Charter One Financial, Inc.** .......    1,320,200
    62,600   Dime Bancorp, Inc. ..................    1,189,400
     5,300   Golden West Financial Corp. .........      403,463
    22,100   HUBCO, Inc. .........................      585,650
    45,800   Peoples Heritage Financial Group, Inc.**   718,487
    31,370   Washington Federal, Inc. ............      709,746
                                                     ----------
                                                      5,714,971
                                                     ----------
             SERVICES - COMPUTER INTEGRATED SYSTEMS
             DESIGN--1.3%
    33,800   Comverse Technology, Inc.* ..........    1,301,300
     8,200   FORE Systems, Inc.* .................      141,450
                                                     ----------
                                                      1,442,750
                                                     ----------
             SERVICES - EMPLOYMENT AGENCIES--1.3%
    20,400   Robert Half International, Inc.* ....      979,200
    24,800   Romac International, Inc.* ..........      465,000
                                                     ----------
                                                      1,444,200
                                                     ----------
             STEEL--0.5%
    54,100   LTV Corp. (The) .....................      294,169
    10,800   USX-U.S. Steel Group, Inc. ..........      226,125
                                                     ----------
                                                        520,294
                                                     ----------
             TELECOMMUNICATIONS--7.0%
    11,500   BellSouth Corp. .....................      788,469
    40,050   Century Telephone Enterprises, Inc. .    1,817,269
     9,900   GTE Corp. ...........................      495,000
    26,600   QUALCOMM Inc.* ......................    1,168,738
    35,600   Qwest Communications International Inc.*   890,000
    36,600   SBC Communications, Inc. ............    1,390,800
    15,300   Tellabs, Inc.* ......................      646,425
    28,300   WinStar Communications, Inc.*/** ....      516,475
                                                     ----------
                                                      7,713,176
                                                     ----------
             TEXTILES--0.6%
     6,900   Mohawk Industries, Inc.* ............      183,281
    15,900   WestPoint Stevens Inc.* .............      471,038
                                                     ----------
                                                        654,319
                                                     ----------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             TOBACCO--0.5%
    16,600   Universal Corp. ..................... $    522,900
                                                   ------------
             TRANSPORT--0.8%
    17,800   CNF Transportation, Inc. ............      556,250
    10,900   Coach USA, Inc.* ....................      286,806
                                                   ------------
                                                       843,056
                                                   ------------
             UTILITIES--4.5%
    16,100   Baltimore Gas and Electric Co. ......      496,081
    80,500   Conectiv, Inc. ......................    1,640,187
    40,800   Entergy Corp.** .....................    1,175,550
     6,100   GPU, Inc.** .........................      229,131
    19,800   Northeast Utilities .................      297,000
     9,200   PECO Energy Co. .....................      315,100
    21,600   Public Service Enterprise Group, Inc.      791,100
                                                   ------------
                                                      4,944,149
                                                   ------------
             VITAMINS & NUTRITIONAL SUPPLIES--0.8%
    51,400   Rexall Sundown, Inc.*/** ............      938,050
                                                   ------------
             WHOLESALE - SPECIALTY EQUIPMENT--1.0%
    33,350   CHS Electronics, Inc.*/** ...........      421,044
    14,800   Ingram Micro, Inc., Class A* ........      666,000
                                                   ------------
                                                      1,087,044
                                                   ------------
             Total Common Stocks
               (Cost $135,883,285) ...............  105,841,270
                                                   ------------
  PRINCIPAL
AMOUNT (000's)
--------------
             SHORT-TERM INVESTMENT--3.9%
             REPURCHASE AGREEMENT--3.9%
    $4,374   Bear, Stearns & Co., Inc.
              (Agreement dated 08/31/98 to be
              repurchased at $4,374,547)
              5.71%, 09/01/98
              (Cost $4,373,855) (Note 6)..........    4,373,855
                                                   ------------
             Total Investments -- 100.0%
              (Cost $140,257,140) ................  110,215,125
                                                   ------------
             Liabilities in Excess of
               Other Assets -- 0.0% .............       (38,929)
                                                   ------------
             Net Assets -- 100.0% ...............  $110,176,196
                                                   ============


------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                     LARGER CAP VALUE FUND
                    PORTFOLIO OF INVESTMENTS
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                         VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             COMMON STOCKS--95.2%
             AEROSPACE--4.2%
     9,900   B.F. Goodrich Co. (The) ..........      $ 267,919
     6,500   Cordant Technologies Inc. ........        231,562
     7,800   Gulfstream Aerospace Corp.*/** ...        273,975
     6,400   Sundstrand Corp. .................        291,600
                                                     ---------
                                                     1,065,056
                                                     ---------
             AIR TRANSPORT--0.6%
     7,400   Airborne Freight Corp. ...........        144,300
                                                     ---------
             AIRCRAFT & PARTS--0.7%
       700   Lockheed Martin Corp. ............         61,206
     1,900   Northrop Grumman Corp. ...........        120,413
                                                     ---------
                                                       181,619
                                                     ---------
             AIRLINES--3.9%
     3,200   Alaska Air Group, Inc.*/** .......        124,600
    10,200   America West Holdings Corp.* .....        198,262
     6,100   AMR Corp.* .......................        332,450
     5,500   UAL Corp.* .......................        331,719
                                                     ---------
                                                       987,031
                                                     ---------
             APPAREL--1.7%
    11,700   Fruit of the Loom, Inc., Class A*         262,519
     2,800   Tommy Hilfiger Corp.* ............        130,900
     1,500   Warnaco Group, Inc. (The), Class A         40,875
                                                     ---------
                                                       434,294
                                                     ---------
             AUTO - TRUCKS--1.4%
     6,200   General Motors Corp. .............        358,050
                                                     ---------
             AUTOMOBILE PARTS & EQUIPMENT--1.2%
     4,800   Cummins Engine Co., Inc. .........        195,300
     5,900   Meritor Automotive, Inc. .........        104,725
                                                     ---------
                                                       300,025
                                                     ---------
             BANKS--14.9%
     2,100   AmSouth Bancorporation** .........         72,187
    15,200   Banc One Corp. ...................        577,600
     1,300   Chase Manhattan Corp. ............         68,900
    12,800   First Union Corp. ................        620,800
     2,900   Fleet Financial Group, Inc. ......        190,131
     4,600   Imperial Bancorp .................         94,875
    13,900   KeyCorp ..........................        354,450
     9,500   National City Corp. ..............        558,125
     1,100   NationsBank Corp. ................         62,700
     8,000   North Fork Bancorporation, Inc. ..        152,000
     8,500   Pacific Century Financial Corp. ..        125,375
       400   Star Banc Corp.** ................         21,950



---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             BANKS--(CONTINUED)
     6,800   TCF Financial Corp. ..................  $ 150,025
     8,900   Union Planters Corp. .................    358,225
    10,825   Washington Mutual, Inc.** ............    346,400
                                                     ---------
                                                     3,753,743
                                                     ---------
             BREWERY--0.6%
     3,000   Anheuser-Busch Companies, Inc. .......    138,375
                                                     ---------
             BROKERAGE--1.6%
     8,781   Bear Stearns Companies Inc. (The) ....    324,348
     2,100   Lehman Brothers Holdings Inc. ........     82,687
                                                     ---------
                                                       407,035
                                                     ---------
             BUSINESS DATA PROCESSING--0.2%
     1,100   Shared Medical Systems Corp.** .......     58,712
                                                     ---------
             CHEMICALS - DIVERSIFIED--1.0%
    10,000   Hercules Inc. ........................    255,625
                                                     ---------
             CHEMICALS - SPECIALTY--1.1%
     9,000   Engelhard Corp. ......................    165,375
     8,200   W.R. Grace & Co.* ....................    105,575
                                                     ---------
                                                       270,950
                                                     ---------
             COMPUTER COMPONENTS--0.2%
     3,300   Seagate Technology, Inc.* ............     57,750
                                                     ---------
             COMPUTER & OFFICE EQUIPMENT--0.1%
       300   Xerox Corp. ..........................     26,344
                                                     ---------
             COMPUTERS, SOFTWARE & SERVICING--2.8%
     7,000   Compaq Computer Corp. ................    195,562
       100   Electronic Data Systems Corp. ........      3,350
     1,400   International Business Machines Corp.     157,675
     5,500   Learning Company, Inc. (The)* ........     97,281
     7,900   Reynolds & Reynolds Co. (The), Class A     99,737
     3,900   Sun Microsystems, Inc.* ..............    154,537
                                                     ---------
                                                       708,142
                                                     ---------
             CONTAINERS - METAL & GLASS--0.6%
     4,300   Crown Cork & Seal Co., Inc.** ........    140,825
                                                     ---------
             DRILLING OIL & GAS WELLS--0.5%
     5,000   Transocean Offshore Inc. .............    122,812
                                                     ---------
             ELECTRICAL EQUIPMENT--0.5%
     4,200   General Cable Corp. ..................     84,000
     1,900   Tektronix, Inc. ......................     28,856
                                                     ---------
                                                       112,856
                                                     ---------

The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                       LARGER CAP VALUE FUND
              PORTFOLIO OF INVESTMENTS (CONTINUED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                        VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             ELECTRONICS--2.4%
     1,500   Avnet, Inc. ............................$  70,875
     6,500   Eastman Kodak Co. ......................  507,812
       500   Honeywell Inc. .........................   31,250
                                                     ---------
                                                       609,937
                                                     ---------
             ENERGY--1.4%
    12,900   Coastal Corp. (The) ....................  335,400
       900   Equitable Resources, Inc. ..............   19,687
                                                     ---------
                                                       355,087
                                                     ---------
             FABRICATED STRUCTURAL METAL
             PRODUCTS--0.3%
     1,700   Precision Castparts Corp. ..............   64,069
                                                     ---------
             FINANCIAL SERVICES--0.4%
     2,200   Countrywide Credit Industries, Inc. ....   82,362
       600   Deluxe Corp. ...........................   17,400
                                                     ---------
                                                        99,762
                                                     ---------
             FOOD & AGRICULTURE--2.8%
     7,100   ConAgra, Inc. ..........................  175,725
     2,200   Corn Products International, Inc.* .....   52,112
     9,300   Flowers Industries, Inc. ...............  165,656
       400   General Mills, Inc. ....................   26,175
     2,700   IBP, Inc. ..............................   44,719
     9,600   Interstate Bakeries Corp.** ............  250,200
       100   Smithfield Foods, Inc.* ................    1,825
                                                     ---------
                                                       716,412
                                                     ---------
             INSURANCE--5.0%
     2,100   Aetna Inc. .............................  126,394
     5,700   Allstate Corp. .........................  213,750
     2,900   CIGNA Corp. ............................  168,744
    12,900   Conseco, Inc. ..........................  356,363
     4,700   MGIC Investment Corp.* .................  195,050
     8,900   Old Republic International Corp. .......  198,581
                                                     ---------
                                                     1,258,882
                                                     ---------
             INSURANCE - PROPERTY & CASUALTY--2.3%
     7,400   Everest Reinsurance Holdings, Inc. .....  259,000
     5,100   Reliance Group Holdings, Inc. ..........   64,388
     2,500   St. Paul Companies, Inc. (The) .........   76,406
     5,400   Travelers Property Casualty Corp.,
               Class A ..............................  177,863
                                                     ---------
                                                       577,657
                                                     ---------
             LEISURE & ENTERTAINMENT--0.4%
     6,700   Brunswick Corp. ........................  100,081
                                                     ---------


---------------------------------------------------------------
                                                        VALUE
SHARES                                                 (NOTE 1)
---------------------------------------------------------------
             LUMBER & WOOD PRODUCTS--0.3%
     3,200   Georgia-Pacific Corp., (Timber Group)   $  64,400
                                                     ---------
             MACHINE TOOLS--0.3%
     2,800   Kennametal Inc. .....................      72,625
                                                     ---------
             MACHINERY--0.1%
     1,000   Case Corp. ..........................      27,000
                                                     ---------
             MANUFACTURING--1.3%
     1,100   American Standard Companies Inc. ....      43,038
     2,600   Premark International, Inc. .........      68,738
     6,900   Trinity Industries, Inc. ............     208,725
                                                     ---------
                                                       320,501
                                                     ---------
             MEDICAL INSTRUMENTS & SUPPLIES--1.0%
     3,700   Beckman Coulter, Inc. ...............     204,888
     1,800   Mallinckrodt, Inc. ..................      41,175
                                                     ---------
                                                       246,063
                                                     ---------
             MEDICAL & MEDICAL SERVICES--0.6%
     8,100   Integrated Health Services, Inc.** ..     156,937
                                                     ---------
             OIL DOMESTIC--7.0%
     8,800   Amerada Hess Corp. ..................     432,300
     1,400   Helmerich & Payne, Inc.** ...........      22,750
     7,700   Kerr-McGee Corp. ....................     297,413
     4,200   National Fuel Gas Co. ...............     172,725
     7,800   Occidental Petroleum Corp. ..........     144,300
     7,700   Pennzoil Co. ........................     275,275
    16,300   USX-Marathon Group** ................     423,800
                                                     ---------
                                                     1,768,563
                                                     ---------
             OIL EQUIPMENT & SERVICES--0.4%
     5,400   Baker Hughes Inc. ...................      98,550
                                                     ---------
             OIL & GAS FIELD EXPLORATION--2.4%
     9,200   Apache Corp.* .......................     210,450
     5,800   MCN Energy Group, Inc.** ............     101,863
     4,400   Murphy Oil Corp. ....................     155,375
     4,400   Noble Affiliates, Inc. ..............     101,750
     2,100   Tidewater, Inc.** ...................      44,100
                                                     ---------
                                                       613,538
                                                     ---------
             PAPER & FOREST PRODUCTS--1.5%
    11,100   Mead Corp. (The) ....................     303,863
     3,400   Westvaco Corp. ......................      71,400
                                                     ---------
                                                       375,263
                                                     ---------

The accompanying notes are an integral part of the financial statements.

                             (LOGO)
                     N/I NUMERIC INVESTORS
                        FAMILY OF FUNDS


                      LARGER CAP VALUE FUND
              PORTFOLIO OF INVESTMENTS (CONCLUDED)
                        AUGUST 31, 1998

---------------------------------------------------------------
                                                       VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             PETROLEUM REFINING--0.5%
     5,900   Ultramar Diamond Shamrock Corp. .....   $ 136,438
                                                     ---------
             PRINTING--0.8%
     2,800   McGraw-Hill Companies, Inc. (The) ...     213,500
                                                     ---------
             PUBLISHING - NEWSPAPERS--0.4%
     7,900   Hollinger International Inc.** ......     110,600
                                                     ---------
             RESIDENTIAL CONSTRUCTION--0.6%
     8,800   D.R. Horton, Inc.** .................     140,800
                                                     ---------
             RETAIL - CATALOG & MAIL ORDER--0.3%
     3,400   Fingerhut Companies, Inc. ...........      82,450
                                                     ---------
             RETAIL - JEWELRY STORES--0.1%
     1,400   Zale Corp.* .........................      32,200
                                                     ---------
             RETAIL - SPECIALTY APPAREL--1.7%
     2,700   Footstar, Inc.*/** ..................      78,638
     9,000   Intimate Brands, Inc.** .............     166,500
     5,400   Ross Stores, Inc. ...................     196,425
                                                     ---------
                                                       441,563
                                                     ---------
             SAVINGS & LOAN ASSOCIATION--3.8%
    11,500   Charter One Financial, Inc. .........     264,500
    13,700   Dime Bancorp, Inc. ..................     260,300
     3,000   Golden West Financial Corp. .........     228,375
     2,000   HUBCO, Inc. .........................      53,000
     6,700   Peoples Heritage Financial Group, Inc.    105,106
     2,150   Washington Federal, Inc. ............      48,644
                                                     ---------
                                                       959,925
                                                     ---------
             STEEL--0.5%
     4,800   LTV Corp. (The) .....................      26,100
     5,300   USX-U.S. Steel Group, Inc. ..........     110,969
                                                     ---------
                                                       137,069
                                                     ---------
             TELECOMMUNICATIONS--13.7%
    18,000   AT&T Corp. ..........................     902,250
    18,400   Bell Atlantic Corp. .................     811,900
     9,400   BellSouth Corp. .....................     644,488
     6,700   GTE Corp. ...........................     335,000
    20,300   SBC Communications, Inc. ............     771,400
                                                     ---------
                                                     3,465,038
                                                     ---------

---------------------------------------------------------------
                                                       VALUE
SHARES                                                (NOTE 1)
---------------------------------------------------------------
             TOBACCO--0.2%
     1,200   Universal Corp. .....................   $   37,800
                                                     ----------
             TRANSPORT--0.3%
     2,200   CNF Transportation, Inc. ............       68,750
                                                     ----------
             UTILITIES--4.6%
     6,600   Baltimore Gas and Electric Co. ......      203,363
     9,600   Conectiv, Inc. ......................      195,600
    10,100   Entergy Corp. .......................      291,006
     1,100   GPU, Inc. ...........................       41,319
     1,400   Northeast Utilities .................       21,000
     4,900   PECO Energy Co. .....................      167,825
     6,600   Public Service Enterprise Group, Inc.      241,725
                                                     ----------
                                                      1,161,838
                                                     ----------
             Total Common Stocks
               (Cost $30,347,714) ................   24,036,842
                                                     ----------
  PRINCIPAL
AMOUNT (000's)
--------------


             SHORT-TERM INVESTMENT--3.8%
             REPURCHASE AGREEMENT--3.8%
      $974   Bear, Stearns & Co., Inc.
              (Agreement dated 08/31/98 to be
              repurchased at $973,869)
              5.71%, 09/01/98
              (Cost $973,715) (Note 6) ...........      973,715
                                                    -----------
             Total Investments -- 99.0%
              (Cost $31,321,429) .................   25,010,557
                                                    -----------
             Other Assets in Excess of
               Liabilities -- 1.0% ...............      245,994
                                                    -----------
              Net Assets -- 100.0% ...............  $25,256,551
                                                    ===========


------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1998

                                                              MICRO CAP          GROWTH        GROWTH & VALUE   LARGER CAP VALUE
                                                                FUND              FUND               FUND             FUND
                                                            ------------      ------------     --------------   ----------------
ASSETS
   Investments, at value (cost - $121,804,587,
    $103,062,309, $140,257,140, $31,321,429,
    respectively) ......................................    $ 99,037,890      $ 78,388,245      $110,215,125      $ 25,010,557
   Cash (Note 1) .......................................         122,475                --                --                --
   Collateral received for securities loaned (Note 5) ..      29,298,595        23,933,367        19,072,529         1,535,104
   Receivable for investments sold .....................       6,720,478         1,605,707         5,267,690         1,101,228
   Receivable for Fund shares sold .....................          20,925             5,443           147,323            14,200
   Dividends and interest receivable ...................          62,159            51,660           150,730            54,401
   Receivable from investment adviser ..................              --                --                --               230
   Prepaid expenses ....................................          20,558            19,657            28,538             1,934
                                                            ------------      ------------      ------------      ------------
    Total assets .......................................     135,283,080       104,004,079       134,881,935        27,717,654
                                                            ------------      ------------      ------------      ------------
LIABILITIES
   Payable upon return of securities loaned (Note 5) ...      29,298,595        23,933,367        19,072,529         1,535,104
   Payable for investments purchased ...................       6,077,777         1,712,264         4,308,798           783,416
   Payable for Fund shares redeemed ....................         201,007           419,141         1,200,943            97,644
   Accrued expenses and other liabilities ..............         104,518            99,763           123,469            44,939
   Payable on open futures transactions (Note 1) .......         334,750                --                --                --
                                                            ------------      ------------      ------------      ------------
    Total liabilities ..................................      36,016,647        26,164,535        24,705,739         2,461,103
                                                            ------------      ------------      ------------      ------------
NET ASSETS
   Capital stock, $0.001 par value .....................           7,931             7,980             8,287             2,330
   Paid-in capital .....................................     114,561,676       104,785,180       129,300,784        31,014,993
   Undistributed net investment income .................              --                --           305,148           137,375
   Accumulated net realized gain/(loss) from investments
    and futures transactions, if any ...................       8,046,473        (2,279,552)       10,603,992           412,725
   Net unrealized depreciation on investments and
    futures transactions, if any .......................     (23,349,647)      (24,674,064)      (30,042,015)       (6,310,872)
                                                            ------------      ------------      ------------      ------------
   Net assets applicable to shares outstanding .........    $ 99,266,433      $ 77,839,544      $110,176,196      $ 25,256,551
                                                            ============      ============      ============      ============

Shares outstanding .....................................       7,931,287         7,980,631         8,286,895         2,330,416
                                                            ------------      ------------      ------------      ------------
Net asset value, offering and redemption
  price per share ......................................          $12.52             $9.75            $13.30            $10.84
                                                                  ======             =====            ======            ======

The accompanying notes are an integral part of the financial statements.

                                            (LOGO)
                                    N/I NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   STATEMENT OF OPERATIONS
                          FOR THE FISCAL YEAR ENDED AUGUST 31, 1998

                                                      MICRO CAP            GROWTH       GROWTH & VALUE      LARGER CAP VALUE
                                                        FUND                FUND              FUND                FUND*
                                                    ------------        ------------    --------------      ----------------
INVESTMENT INCOME
   Dividends ..................................     $    245,451**      $    183,498      $  1,063,296**      $    192,848
   Interest ...................................          586,814             416,102           408,635              53,196
                                                    ------------        ------------      ------------        ------------
                                                         832,265             599,600         1,471,931             246,044
                                                    ------------        ------------      ------------        ------------
EXPENSES
   Advisory fees ..............................        1,053,490             904,044           812,098              81,496
   Co-Administration fees .....................          245,815             210,944           189,726              59,666
   Administrative services fees ...............          210,698             180,809           162,420              16,299
   Transfer agent fees and expenses ...........           76,078              69,463            90,658              30,594
   Custodian fees and expenses ................           68,934              62,151            55,970              17,754
   Printing ...................................           29,645              27,067            16,451               3,243
   Federal and state registration fees ........           16,308              17,261            16,419              20,054
   Audit and legal fees .......................           15,366              15,961            14,524               5,799
   Other ......................................           14,961              12,392             9,971               3,847
                                                    ------------        ------------      ------------        ------------
     Total expenses before waivers and
       reimbursements .........................        1,731,295           1,500,092         1,368,237             238,752
     Less: waivers and reimbursements .........         (326,641)           (294,700)         (285,440)           (130,083)
                                                    ------------        ------------      ------------        ------------
     Total expenses after waivers and
       reimbursements .........................        1,404,654           1,205,392         1,082,797             108,669
                                                    ------------        ------------      ------------        ------------
   Net investment income/(loss) ...............         (572,389)           (605,792)          389,134             137,375
                                                    ------------        ------------      ------------        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FUTURES TRANSACTIONS:
   Net realized gain from:
    Investments ...............................       19,251,044           7,631,010        15,859,151             411,917
    Futures transactions ......................          149,475                  --                --                 808

   Net change in unrealized appreciation/
   (depreciation) on:
    Investments ...............................      (44,130,133)        (39,943,640)      (33,971,552)         (6,310,872)
    Futures transactions ......................         (582,950)                 --                --                  --
                                                    ------------        ------------      ------------        ------------
   Net realized and unrealized loss on
    investments and futures transactions ......      (25,312,564)        (32,312,630)      (18,112,401)         (5,898,147)
                                                    ------------        ------------      ------------        ------------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................     $(25,884,953)       $(32,918,422)     $(17,723,267)       $ (5,760,772)
                                                    ============        ============      ============        ============

------------
 * Commenced operations on December 9, 1997.
** Net of foreign withholding taxes of $655 and $835, respectively.

The accompanying notes are an integral part of the financial statements.

                                            (LOGO)
                                    N/I NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              STATEMENT OF CHANGES IN NET ASSETS

                                                                               MICRO CAP                         GROWTH
                                                                                 FUND                             FUND
                                                                   ------------------------------    -----------------------------
                                                                     FOR THE          FOR THE          FOR THE         FOR THE
                                                                      FISCAL           FISCAL           FISCAL          FISCAL
                                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                     AUGUST 31,      AUGUST 31,       AUGUST 31,       AUGUST 31,
                                                                       1998             1997            1998             1997
                                                                   -------------    -------------    -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income/(loss) ...........................        $    (572,389)   $     (31,353)   $    (605,792)  $    (257,096)
   Net realized gain from investments and
    futures transactions, if any ..........................           19,400,519        9,346,125        7,631,010      10,621,079
   Net change in unrealized appreciation/
    (depreciation) on investments and
    futures transactions, if any ..........................          (44,713,083)      20,739,610      (39,943,640)     14,212,378
                                                                   -------------    -------------    -------------   -------------
   Net increase/(decrease) in net assets
    resulting from operations .............................          (25,884,953)      30,054,382      (32,918,422)     24,576,361
                                                                   -------------    -------------    -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................                   --          (23,429)              --         (37,127)
   Net realized capital gains .............................          (19,435,152)              --      (19,099,345)             --
                                                                   -------------    -------------    -------------   -------------
   Total dividends and distributions to shareholders ......          (19,435,152)         (23,429)     (19,099,345)        (37,127)
                                                                   -------------    -------------    -------------   -------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL
SHARE TRANSACTIONS (NOTE 4) ...............................            2,467,039       97,988,446       12,133,413      66,428,932
                                                                   -------------    -------------    -------------   -------------
   Total increase/(decrease) in net assets ................          (42,853,066)     128,019,399      (39,884,354)     90,968,166

NET ASSETS
   Beginning of period ....................................          142,119,499       14,100,100      117,723,898      26,755,732
                                                                   -------------    -------------    -------------   -------------
   End of period ..........................................        $  99,266,433    $ 142,119,499    $  77,839,544   $ 117,723,898
                                                                   =============    =============    =============   =============


                                                                            GROWTH & VALUE               LARGER CAP VALUE
                                                                                 FUND                          FUND
                                                                    -------------------------------   ---------------------
                                                                      FOR THE           FOR THE           FOR THE PERIOD
                                                                       FISCAL            FISCAL          DECEMBER 9, 1997*
                                                                     YEAR ENDED        YEAR ENDED            THROUGH
                                                                      AUGUST 31,        AUGUST 31,          AUGUST 31,
                                                                        1998              1997                 1998
                                                                    -------------     -------------         -----------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income/(loss) ...........................         $     389,134     $     192,219         $    137,375
   Net realized gain from investments and
    futures transactions, if any ..........................            15,859,151         5,488,625              412,725
   Net change in unrealized appreciation/
    (depreciation) on investments and
    futures transactions, if any ..........................           (33,971,552)        3,920,436           (6,310,872)
                                                                    -------------     -------------         ------------
   Net increase/(decrease) in net assets
    resulting from operations .............................           (17,723,267)        9,601,280           (5,760,772)
                                                                    -------------     -------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................              (237,074)          (48,450)                  --
   Net realized capital gains .............................           (10,728,727)               --                   --
                                                                    -------------     -------------         ------------
   Total dividends and distributions to shareholders ......           (10,965,801)          (48,450)                  --
                                                                    -------------     -------------         ------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 4) .............................            86,374,444        39,124,840           31,017,323
                                                                    -------------     -------------         ------------
   Total increase/(decrease) in net assets ................            57,685,376        48,677,670           25,256,551

NET ASSETS
   Beginning of period ....................................            52,490,820         3,813,150                   --
                                                                    -------------     -------------         ------------
   End of period ..........................................         $ 110,176,196(a)  $  52,490,820(b)      $ 25,256,551(c)
                                                                    =============     =============         ============


--------
 *  Commencement of operations.
(a) Includes undistributed net investment income of $305,148.
(b) Includes undistributed net investment income of $153,088.
(c) Includes undistributed net investment income of $137,375.

The accompanying notes are an integral part of the financial statements.

                                     34 & 35

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                    MICRO CAP FUND
                                                 -------------------------------------------------------
                                                                                         FOR THE PERIOD
                                                 FOR THE FISCAL      FOR THE FISCAL       JUNE 3, 1996*
                                                   YEAR ENDED          YEAR ENDED            THROUGH
                                                AUGUST 31, 1998     AUGUST 31, 1997      AUGUST 31, 1996
                                                ---------------     ---------------      ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....          $ 18.47            $  11.67             $ 12.00
                                                    -------            --------             -------
Net investment income/(loss)(1) ..........            (0.07)              (0.01)               0.01
Net realized and unrealized gain/(loss) on
  investments and futures transactions,
  if any(2) ..............................            (3.23)               6.82               (0.34)
                                                    -------            --------             -------
Net increase/(decrease) in net
  assets resulting from operations .......            (3.30)               6.81               (0.33)
                                                    -------            --------             -------
Dividends and distributions to
  shareholders from:
Net investment income ....................               --               (0.01)                 --
Net realized capital gains ...............            (2.65)                 --                  --
                                                    -------            --------             -------
Total dividends and distributions
  to shareholders ........................            (2.65)              (0.01)                 --
                                                    -------            --------             -------
Net asset value, end of period ...........          $ 12.52            $  18.47             $ 11.67
                                                    =======            ========             =======

Total investment return(3) ...............           (20.74)%             58.41%              (2.75)%
                                                    =======            ========             =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ........................          $99,266            $142,119             $14,100
Ratio of expenses to average net
  assets(1)(4) ...........................             1.00%               1.00%               1.00%(5)
Ratio of net investment income/(loss)
  to average net assets(1) ...............            (0.41)%             (0.06)%              0.73%(5)
Portfolio turnover rate ..................           408.70%             233.49%              42.92%



                                                                      GROWTH FUND
                                                  ------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                                   FOR THE FISCAL        FOR THE FISCAL         JUNE 3, 1996*
                                                     YEAR ENDED            YEAR ENDED             THROUGH
                                                   AUGUST 31, 1998       AUGUST 31, 1997       AUGUST 31, 1996
                                                   ---------------       ---------------       ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....            $ 16.29               $  11.84               $ 12.00
                                                      -------               --------               -------
Net investment income/(loss)(1) ..........              (0.07)                 (0.04)                 0.01
Net realized and unrealized gain/(loss) on
  investments and futures transactions,
  if any(2) ..............................              (3.98)                  4.50                 (0.17)
                                                      -------               --------               -------
Net increase/(decrease) in net
  assets resulting from operations .......              (4.05)                  4.46                 (0.16)
                                                      -------               --------               -------
Dividends and distributions to
  shareholders from:
Net investment income ....................                 --                  (0.01)                   --
Net realized capital gains ...............              (2.49)                    --                    --
                                                      -------               --------               -------
Total dividends and distributions
  to shareholders ........................              (2.49)                 (0.01)                   --
                                                      -------               --------               -------
Net asset value, end of period ...........            $  9.75               $  16.29               $ 11.84
                                                      =======               ========               =======

Total investment return(3) ...............             (29.03)%                37.69%                (1.33)%
                                                      =======               ========               =======

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................            $77,840               $117,724               $26,756
Ratio of expenses to average net
  assets(1)(4) ...........................               1.00%                  1.00%                 1.00%(5)
Ratio of net investment income/(loss)
  to average net assets(1) ...............              (0.50)%                (0.38)%                0.71%(5)
  Portfolio turnover rate ................             338.40%                266.25%                19.21%


                                                                  GROWTH & VALUE FUND                        LARGER CAP VALUE FUND
                                              -----------------------------------------------------------    ---------------------
                                                                                          FOR THE PERIOD        FOR THE PERIOD
                                              FOR THE FISCAL        FOR THE FISCAL         JUNE 3, 1996*       DECEMBER 9, 1997*
                                                YEAR ENDED            YEAR ENDED              THROUGH               THROUGH
                                              AUGUST 31, 1997       AUGUST 31, 1997       AUGUST 31, 1996       AUGUST 31, 1998
                                              ---------------       ---------------       ---------------      ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....       $  17.16               $ 11.56               $12.00                $ 12.00
                                                 --------               -------               ------                -------
Net investment income/(loss)(1) ..........           0.05                  0.08                 0.03                   0.06
Net realized and unrealized gain/(loss) on
  investments and futures transactions,
  if any(2) ..............................          (1.24)                 5.58                (0.47)                 (1.22)
                                                 --------               -------               ------                -------
Net increase/(decrease) in net
  assets resulting from operations .......          (1.19)                 5.66                (0.44)                 (1.16)
                                                 --------               -------               ------                -------
Dividends and distributions to
  shareholders from:
Net investment income ....................          (0.06)                (0.06)                  --                     --
Net realized capital gains ...............          (2.61)                   --                   --                     --
                                                 --------               -------               ------                -------
Total dividends and distributions
  to shareholders ........................          (2.67)                (0.06)                  --                     --
                                                 --------               -------               ------                -------
Net asset value, end of period ...........       $  13.30               $ 17.16               $11.56                $ 10.84
                                                 ========               =======               ======                =======

Total investment return(3) ...............          (8.97)%               49.11%               (3.67)%                (9.67)%
                                                 ========               =======               ======                =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ........................       $110,176               $52,491               $3,813                $25,257
Ratio of expenses to average net
  assets(1)(4) ...........................           1.00%                 1.00%                1.00%(5)               1.00%(5)
Ratio of net investment income/(loss)
  to average net assets(1) ...............           0.36%                 0.79%                1.89%(5)               1.26%(5)
Portfolio turnover rate ..................         341.73%               263.83%                5.25%                166.81%

-------------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets for the periods ended August 31, 1998, August 31, 1997 and August 31, 1996, respectively, would have been 1.23%, 1.45% and 3.45% for the N/I NUMERIC INVESTORS Micro Cap Fund, 1.24%, 1.40%, and 2.62% for the N/I NUMERIC INVESTORS Growth Fund, 1.26%, 1.81% and 8.98% for the N/I NUMERIC INVESTORS Growth & Value Fund, and 2.20% for the N/I NUMERIC INVESTORS Larger Cap Value Fund for the period December 9, 1997 through August 31, 1998.
(5)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                     36 & 37

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has twenty-six investment portfolios, including the N/I NUMERIC INVESTORS FAMILY OF FUNDS ("n/i numeric investors Family") which consists of four diversified portfolios: N/I NUMERIC INVESTORS Micro Cap Fund ("Micro Cap Fund"), N/I NUMERIC INVESTORS Growth Fund ("Growth Fund"), N/I NUMERIC INVESTORS Growth & Value Fund ("Growth & Value Fund") and N/I NUMERIC INVESTORS Larger Cap Value Fund ("Larger Cap Value Fund") (each a "Fund", collectively the "Funds").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
16.27 billion are currently classified into ninety-seven classes. Each class represents an interest in one of twenty-six investment portfolios of RBB. The classes have been grouped into fifteen separate "families", nine of which have begun investment operations.

PORTFOLIO VALUATION -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. The preparation of financial statements requires the use of estimates by management. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of each Fund.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which Numeric Investors L.P.(REGISTRATION MARK) (the Funds' "Adviser" or "Numeric") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS


                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

FINANCIAL FUTURES TRANSACTIONS -- Each Fund may invest in financial futures contracts for hedging purposes, including conversion of cash to equity. When entering into a futures contract, each Fund makes a deposit of an initial margin with its custodian in a segregated account in the name of the futures broker. Subsequent payments to or from the broker, called variation margin, are made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. When the contracts are closed, a gain or loss is realized equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts.

The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

As of August 31, 1998, Micro Cap Fund held 45 Russell 2000 Growth Index futures contracts expiring on September 17, 1998. The value of such contracts on August 31, 1998 was $7,571,250 resulting in an unrealized loss of $582,950. The Micro Cap Fund has deposited $122,475 in a segregated account, as collateral for the futures transactions. The cash collateral is included under the caption Cash in the Statement of Assets and Liabilities.

The Growth and Growth & Value Funds had no futures transactions during the fiscal year ended August 31, 1998.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, Micro Cap Fund and Growth Fund reclassified net investment losses of $613,618 and $877,525, respectively, to accumulated net realized gain from investments.

U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1997, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year. The Funds did not incur any post-October losses except for the Growth Fund, which incurred and elected to defer such losses of $1,827,023.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, computed daily and payable monthly.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended August 31, 1998 (unless otherwise indicated), investment advisory fees, waivers and reimbursements of expenses were as follows:

                                       GROSS                                NET            EXPENSE
FUND                               ADVISORY FEES          WAIVERS      ADVISORY FEES     REIMBURSEMENT
----                               -------------       ------------    -------------     -------------
Micro Cap Fund ...........          $1,053,490          $ (140,740)     $  912,750                --
Growth Fund ..............             904,044            (121,746)        782,298                --
Growth & Value Fund ......             812,098            (136,503)        675,595                --
Larger Cap Value Fund*....              81,496             (46,328)         35,168          $  (30,869)

----------
*Commenced operations on December 9, 1997.

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 1998 (unless otherwise indicated), PFPC, at their discretion, voluntarily agreed to waive a portion of their co-administration fees for each Fund. During such period, PFPC's co-administration fees and related waivers were as follows:

                                     PFPC GROSS                 PFPC                PFPC NET
FUND                            CO-ADMINISTRATION FEES         WAIVERS        CO-ADMINISTRATION FEES
----                            ----------------------         -------        ----------------------
Micro Cap Fund .............          $175,582                $(14,047)             $161,535
Growth Fund ................           150,674                 (12,054)              138,620
Growth & Value Fund ........           135,701                 (11,179)              124,522
Larger Cap Value Fund* .....            54,233                 (27,119)               27,114

--------
* Commenced operations on December 9, 1997.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of their transfer agency fees for each Fund. For the fiscal year ended August 31, 1998 (unless otherwise indicated), transfer agency fees and waivers were as follows:

                                     GROSS                           NET
                                TRANSFER AGENCY                 TRANSFER AGENCY
FUND                                 FEES          WAIVERS           FEES
----                            ---------------   --------      ---------------
Micro Cap Fund..............       $76,078              --         $76,078
Growth Fund.................        69,463        $(13,500)         55,963
Growth & Value Fund.........        90,658          (7,822)         82,836
Larger Cap Value Fund*......        30,594         (12,728)         17,866

-----------
* Commenced operations on December 9, 1997.

Provident Distributors, Inc. ("PDI") provides certain administrative services to each Fund. Prior to May 29, 1998 Counsellors Funds Services, Inc. ("CFS"), a wholly owned subsidiary of Warburg Pincus Counsellors, Inc. provided these services. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

During the fiscal year ended August 31, 1998 (unless otherwise indicated), CFS and PDI have, at their discretion, voluntarily agreed to waive a portion of their administrative services fees for each Fund. For the fiscal year ended August 31, 1998, administrative services fees and waivers were as follows:

                                    GROSS
                                ADMINISTRATIVE               NET ADMINISTRATIVE
FUND                            SERVICES FEES     WAIVERS      SERVICES FEES
----                            --------------   ---------   ------------------
Micro Cap Fund..................  $210,698       $(171,854)       $38,844
Growth Fund.....................   180,809        (147,400)        33,409
Growth & Value Fund.............   162,420        (129,936)        32,484
Larger Cap Value Fund*..........    16,299         (13,039)         3,260

-----------
* Commenced operations on December 9, 1997.

These fees are computed daily and paid monthly.

3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at August 31, 1998 were $122,277,565, $103,548,580, $140,618,553 and $31,450,299 for Micro
Cap Fund, Growth Fund, Growth & Value Fund and Larger Cap Value Fund, respectively. Accordingly, the net unrealized depreciation of investments are as follows:

                                  GROSS          GROSS
FUND                           APPRECIATION   DEPRECIATION     NET DEPRECIATION
----                           ------------   ------------     ----------------
Micro Cap Fund................  $1,416,422    $(24,656,097)     $(23,239,675)
Growth Fund...................     805,170     (25,965,505)      (25,160,335)
Growth & Value Fund...........     657,843     (31,061,271)      (30,403,428)
Larger Cap Value Fund.........      75,041      (6,514,783)       (6,439,742)

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the fiscal year ended August 31, 1998 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                           PURCHASES              SALES
----                                          ------------         ------------
Micro Cap Fund .....................          $519,350,245         $539,371,905
Growth Fund ........................           378,866,275          382,629,716
Growth & Value Fund ................           413,846,574          340,548,910
Larger Cap Value Fund* .............            53,176,709           23,243,079

----------
* Commenced operations on December 9, 1997.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 1998 each Fund has 50,000,000 shares of $0.001 par value common stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                          MICRO CAP FUND
                   ------------------------------------------------------------
                             FOR THE                          FOR THE
                        FISCAL YEAR ENDED                FISCAL YEAR ENDED
                         AUGUST 31, 1998                  AUGUST 31, 1997
                   ---------------------------     ----------------------------
                     SHARES          AMOUNT          SHARES           AMOUNT
                   ----------     ------------     ----------      ------------
Sales .........     1,392,858     $ 25,611,592      7,698,447      $116,335,001
Repurchases ...    (2,358,739)     (41,957,147)    (1,214,056)      (18,368,326)
Reinvestments .     1,202,851       18,812,594          1,561            21,771
                   ----------     ------------     ----------      ------------
Net increase ..       236,970     $  2,467,039      6,485,952      $ 97,988,446
                   ==========     ============     ==========      ============


                                           GROWTH FUND
                    -----------------------------------------------------------
                             For the                          For the
                        Fiscal Year Ended                Fiscal Year Ended
                         August 31, 1998                  August 31, 1997
                    ---------------------------     ---------------------------
                     SHARES          AMOUNT          SHARES           AMOUNT
                    ----------     ------------     ----------     ------------

Sales ..........     1,479,501     $ 22,184,785      6,432,891     $ 85,903,977
Repurchases ....    (2,118,359)     (28,742,059)    (1,468,234)     (19,510,716)
Reinvestments ..     1,392,749       18,690,687          2,669           35,671
                    ----------     ------------     ----------     ------------
Net increase ...       753,891     $ 12,133,413      4,967,326     $ 66,428,932
                    ==========     ============     ==========     ============

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                       GROWTH & VALUE FUND
                   ------------------------------------------------------------
                             For the                          For the
                        Fiscal Year Ended                Fiscal Year Ended
                         August 31, 1998                  August 31, 1997
                   ---------------------------      ---------------------------
                     SHARES          AMOUNT          SHARES           AMOUNT
                   ----------     ------------      ---------       -----------

Sales .........     6,593,529     $109,780,075      3,065,874       $44,012,804
Repurchases ...    (2,051,495)     (33,888,666)      (339,841)       (4,933,777)
Reinvestments .       685,614       10,483,035          3,427            45,813
                   ----------     ------------      ---------       -----------
Net increase ..     5,227,648     $ 86,374,444      2,729,460       $39,124,840
                   ==========     ============      =========       ===========


                        LARGER CAP VALUE FUND
                      -------------------------
                           For the Period
                      December 9, 1997* through
                           August 31, 1998
                      -------------------------
                       SHARES         AMOUNT
                      ---------     -----------
Sales .........       2,499,708     $33,270,205
Repurchases ...        (169,292)     (2,252,882)
                      ---------     -----------
Net increase ..       2,330,416     $31,017,323
                      =========     ===========

-----------
* Commencement of operations.

5. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The market value of securities on loan to brokers and the related value of cash collateral and indemnification received at August 31, 1998, was as follows:

                                      VALUE OF SECURITIES   VALUE OF COLLATERAL
FUND                                       ON LOAN          AND INDEMNIFICATION
----                                  -------------------   -------------------
Micro Cap Fund .....................     $25,633,344            $29,298,595
Growth Fund ........................      21,405,371             23,933,367
Growth & Value Fund ................      17,211,400             19,072,529
Larger Cap Value Fund ..............       1,388,342              1,535,104

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The cash collateral was reinvested in repurchase agreements which were in turn collateralized by various U.S. Government Obligations.

During the fiscal year ended August 31, 1998, income from securities lending was $74,995, $80,472 and $34,314 for Micro Cap Fund, Growth Fund and Growth & Value Fund, respectively. During the period from December 9, 1997 (commencement of operations) through August 31,1998, income from securities lending was $1,568 for Larger Cap Value Fund. Such income from securities lending is included under the caption Interest in the Statement of Operations.

6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at August 31, 1998:


                                                                      MICRO CAP FUND
                                     ------------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT                                                      ACCRUED        TOTAL
ISSUER                                (000'S)      MATURITY     INTEREST RATE    MARKET VALUE     INTEREST       VALUE
----                                 ---------     --------     -------------    ------------     --------    -----------
United States Treasury Bill......        440       11/27/98          --          $   434,878         --       $   434,878
United States Treasury Bill......      9,000       11/19/98          --            8,904,420         --         8,904,420
United States Treasury Bill......      1,700       11/05/98          --            1,685,295         --         1,685,295
                                                                                  ----------                  -----------
    Total........................                                                $11,024,593                  $11,024,593
                                                                                 ===========                  ===========




                                                                      GROWTH FUND
                                     ------------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT                                                      ACCRUED        TOTAL
ISSUER                                (000'S)      MATURITY     INTEREST RATE    MARKET VALUE     INTEREST       VALUE
----                                 ---------     --------     -------------    ------------     --------     ----------
United States Treasury Bill......      2,965       11/05/98          --           $2,939,353         --        $2,939,353
United States Treasury Bill......        500       11/12/98          --              495,125         --           495,125
United States Treasury Notes.....      1,850       11/15/26          --              403,541         --           403,541
                                                                                  ----------                   ----------
    Total........................                                                 $3,838,019                   $3,838,019
                                                                                  ==========                   ==========



                                                                    GROWTH & VALUE FUND
                                     ------------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT                                                      ACCRUED        TOTAL
ISSUER                                (000'S)      MATURITY     INTEREST RATE    MARKET VALUE     INTEREST       VALUE
----                                 ---------     --------     -------------    ------------     --------    -----------
United States Treasury Notes......     4,350       11/15/99        5.875%         $4,387,367       $75,696     $4,463,063



                                                                     LARGER CAP VALUE FUND
                                     ------------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT                                                      ACCRUED        TOTAL
ISSUER                                (000'S)      MATURITY     INTEREST RATE    MARKET VALUE     INTEREST       VALUE
----                                 ---------     --------     -------------    ------------     --------      ---------
United States Treasury Notes.....       970        11/15/99        5.875%          $978,332        $16,879      $995,211

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, of the N/I NUMERIC INVESTORS Micro Cap Fund, n/i numeric investors Growth Fund, N/I NUMERIC INVESTORS Growth & Value Fund, and N/I NUMERIC INVESTORS Larger Cap Value Fund of The RBB Fund, Inc. (the "Fund"), and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the N/I NUMERIC INVESTORS Micro Cap Fund, N/I NUMERIC INVESTORS Growth Fund, N/I NUMERIC INVESTORS Growth & Value Fund, and N/I NUMERIC INVESTORS Larger Cap Value Fund of The RBB Fund, Inc. at August 31, 1998, the results of its operations for the year (or period) then ended, changes in its net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 2, 1998

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                              LARGER CAP VALUE FUND

                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)


Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 1998) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 1998, the following dividends and distributions per share were paid by each of the Funds:


                                   ORDINARY INCOME (39.6%)
                                -----------------------------
                                 NET INVESTMENT    SHORT-TERM     MID-TERM       LONG-TERM
FUND                                 INCOME          GAINS       GAINS (28%)    GAINS (20%)
----                             --------------    ----------    -----------    -----------
n/i Micro Cap Fund .............         --          $2.608            --         $0.039
n/i Growth Fund ................         --           2.327        $0.105          0.060
n/i Growth &Value Fund .........     $0.058           2.610            --             --
n/i Larger Cap Value Fund ......         --              --            --             --

The percentage of total ordinary income dividends from the Micro Cap Fund, Growth Fund and Growth & Value Fund qualifying for the corporate dividends received deduction for each Fund is 100%.

These amounts were reported to shareholders as income in 1997. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount, if any to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                     (LOGO)
                              N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS


                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com

     INVESTMENT ADVISER
        Numeric Investors L.P.(REGISTRATION MARK)
        One Memorial Drive
        Cambridge, MA 02142

     CO-ADMINISTRATORS
        Bear Stearns Funds Management Inc.
        245 Park Avenue
        New York, NY 10167
        PFPC Inc.
        Bellevue Corporate Center
        400 Bellevue Parkway
        Wilmington, DE 19809

     DISTRIBUTOR
        Provident Distributors, Inc.
        Four Falls Corporate Center, 6th Floor
        West Conshohocken, PA 19428

     CUSTODIAN
        Custodial Trust Company
        101 Carnegie Center
        Princeton, NJ 05840

     TRANSFER AGENT
        PFPC Inc.
        Bellevue Corporate Center
        400 Bellevue Parkway
        Wilmington, DE 19809

     INDEPENDENT ACCOUNTANTS
        PricewaterhouseCoopers LLP
        2400 Eleven Penn Center
        Philadelphia, PA 19103

     COUNSEL
        Drinker Biddle & Reath LLP
        1345 Chestnut Street
        Philadelphia, PA 19107


This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.